EXHIBIT 99.2

THE
PENN
DISTRICT

VORNADO
REALTY TRUST

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

For the Quarter Ended June 30, 2022

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "approximates," "believes," "expects," "anticipates," "estimates," "intends," "plans," "would," "may" or other similar expressions in this supplemental package. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost, projected incremental cash yield, stabilization date and cost to complete; and estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. Currently, one of the most significant factors is the ongoing adverse effect of the COVID-19 pandemic on our business, financial condition, results of operations, cash flows, operating performance and the effect it has had and may continue to have on our tenants, the global, national, regional and local economies and financial markets and the real estate market in general. The extent of the impact of the COVID-19 pandemic will continue to depend on future developments, including vaccination rates among the population, the efficacy and durability of vaccines against emerging variants, and governmental and tenant responses thereto, which continue to be uncertain but the impact could be material. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see "Item 1A. Risk Factors" in Part I of our Annual Report on Form 10-K for the year ended December 31, 2021. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this supplemental package. This supplemental package includes certain non-GAAP financial measures, which are accompanied by what Vornado Realty Trust and subsidiaries (the "Company") considers the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"). These include Funds From Operations ("FFO"), Funds Available for Distribution ("FAD"), Net Operating Income ("NOI") and Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre"). Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company's financial condition and results of operations, and, if applicable, the purposes for which management uses the measures, can be found in the Definitions section of this supplemental package on page i in the Appendix.

This supplemental package should be read in conjunction with the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 which can be accessed at the Company’s website www.vno.com.

BUSINESS DEVELOPMENTS
Disposition Activity
220 Central Park South ("220 CPS")
During the six months ended June 30, 2022, we closed on the sale of one condominium unit and ancillary amenities at 220 CPS for net proceeds of $16,124,000 resulting in a financial statement net gain of $7,030,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income. In connection with these sales, $945,000 of income tax expense was recognized on our consolidated statements of income. From inception to June 30, 2022, we have closed on the sale of 107 units and ancillary amenities for net proceeds of $3,023,020,000 resulting in financial statement net gains of $1,124,285,000.
SoHo Properties
On January 13, 2022, we sold two Manhattan retail properties located at 478-482 Broadway and 155 Spring Street for $84,500,000 and realized net proceeds of $81,399,000. In connection with the sale, we recognized a net gain of $551,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income.
Center Building (33-00 Northern Boulevard)
On June 17, 2022, we sold the Center Building, an eight-story 498,000 square foot office building located at 33‑00 Northern Boulevard in Long Island City, New York, for $172,750,000. We realized net proceeds of $58,946,000 after repayment of the existing $100,000,000 mortgage loan and closing costs. In connection with the sale, we recognized a net gain of $15,213,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income. The gain for tax purposes was approximately $74,000,000.
Financing Activity
100 West 33rd Street
On June 15, 2022, we completed a $480,000,000 refinancing of 100 West 33rd Street, a 1.1 million square foot building comprised of 859,000 square feet of office space and 255,000 square feet of retail space. The interest-only loan bears a rate of SOFR plus 1.65% (3.09% as of June 30, 2022) through March 2024, increasing to SOFR plus 1.85% thereafter. The loan matures in June 2027, with two one-year extension options subject to debt service coverage ratio and loan-to-value tests. The loan replaces the previous $580,000,000 loan that bore interest at LIBOR plus 1.55% and was scheduled to mature in April 2024.
770 Broadway
On June 28, 2022, we completed a $700,000,000 refinancing of 770 Broadway, a 1.2 million square foot Class A Manhattan office building. The interest-only loan bears a rate of SOFR plus 2.25% (3.75% as of June 30, 2022) and matures in July 2024, with three one-year extension options (July 2027 as fully extended). Upon the achievement of certain conditions within the first 18 months of closing, the interest rate will decrease to SOFR plus 1.75% and we will have the option to draw an additional $300,000,000 of proceeds. Concurrently with the refinancing, the interest rate on $350,000,000 of the loan was swapped to a fixed rate of 5.11% and on July 22, 2022, the interest rate on the remaining $350,000,000 was swapped to a fixed rate of 4.85%. The swaps result in a blended fixed interest rate of 4.98% through July 2027. The loan replaces the previous $700,000,000 loan that bore interest at SOFR plus 1.86% and was scheduled to mature in July 2022.
Unsecured Revolving Credit Facility
On June 30, 2022, we amended and extended one of our two revolving credit facilities. The $1.25 billion amended facility bears interest at a rate of SOFR plus 1.15% (2.68% as of June 30, 2022). The term of the facility was extended from March 2024 to December 2027, as fully extended. The facility fee is 25 basis points. Our other $1.25 billion revolving credit facility matures in April 2026, as fully extended, and bears a rate of SOFR plus 1.19% with a facility fee of 25 basis points.
Unsecured Term Loan
On June 30, 2022, we extended our $800,000,000 unsecured term loan from February 2024 to December 2027. The extended loan bears interest at a rate of SOFR plus 1.30% (2.83% as of June 30, 2022). Under an existing swap agreement, $750,000,000 of the $800,000,000 loan has been swapped to a fixed rate of 4.05% through October 2023.

BUSINESS DEVELOPMENTS
Leasing Activity For the Three Months Ended June 30, 2022:
301,000 square feet of New York Office space (231,000 square feet at share) at an initial rent of $85.27 per square foot and a weighted average lease term of 11.5 years. The changes in the GAAP and cash mark-to-market rent on the 109,000 square feet of second generation space were positive 5.1% and positive 1.7%, respectively. Tenant improvements and leasing commissions were $10.40 per square foot per annum, or 12.2% of initial rent.
8,000 square feet of New York Retail space (all at share) at an initial rent of $626.76 per square foot and a weighted average lease term of 12.7 years. The changes in the GAAP and cash mark-to-market rent on the 6,000 square feet of second generation space were positive 55.0% and positive 51.3%, respectively. Tenant improvements and leasing commissions were $66.28 per square foot per annum, or 10.6% of initial rent.
59,000 square feet at theMART (all at share) at an initial rent of $56.33 per square foot and a weighted average lease term of 4.7 years. The changes in the GAAP and cash mark-to-market rent on the 50,000 square feet of second generation space were positive 1.0% and negative 2.6%, respectively. Tenant improvements and leasing commissions were $4.23 per square foot per annum, or 7.5% of initial rent.
Leasing Activity For the Six Months Ended June 30, 2022:
573,000 square feet of New York Office space (467,000 square feet at share) at an initial rent of $83.15 per square foot and a weighted average lease term of 10.2 years. The changes in the GAAP and cash mark-to-market rent on the 261,000 square feet of second generation space were positive 5.9% and positive 4.7%, respectively. Tenant improvements and leasing commissions were $11.41 per square foot per annum, or 13.7% of initial rent.
28,000 square feet of New York Retail space (all at share) at an initial rent of $303.57 per square foot and a weighted average lease term of 13.7 years. The changes in the GAAP and cash mark-to-market rent on the 6,000 square feet of second generation space were positive 55.0% and positive 51.3%, respectively. Tenant improvements and leasing commissions were $28.05 per square foot per annum, or 9.2% of initial rent.
208,000 square feet at theMART (all at share) at an initial rent of $51.64 per square foot and a weighted average lease term of 7.2 years. The changes in the GAAP and cash mark-to-market rent on the 183,000 square feet of second generation space were negative 4.8% and negative 3.9%, respectively. Tenant improvements and leasing commissions were $10.58 per square foot per annum, or 20.5% of initial rent.
56,000 square feet at 555 California (39,000 square feet at share) at an initial rent of $91.49 per square foot and a weighted average lease term of 6.8 years. The changes in the GAAP and cash mark-to-market rent on the 34,000 square feet of second generation space were positive 56.4% and positive 19.8%, respectively. Tenant improvements and leasing commissions were $12.50 per square foot per annum, or 13.7% of initial rent.

FINANCIAL HIGHLIGHTS (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2022
	2022	2021		2022	2021
Total revenues	$453,494	$378,941	$442,130	$895,624	$758,918

Net income attributable to common shareholders	$50,418	$48,045	$26,478	$76,896	$52,128
Per common share:
Basic	$0.26	$0.25	$0.14	$0.40	$0.27
Diluted	$0.26	$0.25	$0.14	$0.40	$0.27

Net income attributable to common shareholders, as adjusted (non-GAAP)	$37,403	$26,804	$31,682	$69,209	$39,250
Per diluted share (non-GAAP)	$0.19	$0.14	$0.16	$0.36	$0.20

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$160,059	$133,161	$152,313	$312,496	$257,520
Per diluted share (non-GAAP)	$0.83	$0.69	$0.79	$1.62	$1.34

FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$154,965	$153,364	$154,908	$309,997	$271,771
FFO - Operating Partnership ("OP") basis (non-GAAP)	$166,500	$164,072	$166,379	$333,003	$290,666
Per diluted share (non-GAAP)	$0.80	$0.80	$0.80	$1.60	$1.41

Dividends per common share	$0.53	$0.53	$0.53	$1.06	$1.06

FFO payout ratio (based on FFO attributable to common shareholders plus assumed conversions, as adjusted)	63.9%	76.8%	67.1%	65.4%	79.1%
FAD payout ratio	80.3%	120.5%	76.8%	77.9%	101.9%

Weighted average common shares outstanding (REIT basis)	191,750	191,527	191,724	191,737	191,473
Convertible units:
Class A units	13,509	13,094	13,417	13,463	13,087
Convertible securities(1)	1,412	26	1,136	1,271	26
Share based payment awards	643	1,193	755	701	1,012
Weighted average common shares outstanding used in calculation of FFO per diluted share (OP basis)	207,314	205,840	207,032	207,172	205,598
______________________
(1)On January 1, 2022, we adopted Accounting Standards Update 2020-06, which requires us to include our Series D-13 cumulative redeemable preferred units and Series G-1 through G-4 convertible preferred units in our dilutive earnings per share calculations, if the effect is dilutive.
Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

FFO, AS ADJUSTED BRIDGE - Q2 2022 VS. Q2 2021 (unaudited)
(Amounts in millions, except per share amounts)

	FFO, as Adjusted
	Amount	Per Share
FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months ended June 30, 2021	$133.2	$0.69

Increase (decrease) in FFO, as adjusted due to:
Rent commencement and other tenant related items	26.0
Variable businesses (primarily signage and trade shows)	8.5
Acquisition of our partner's 45% ownership interest in One Park Avenue on August 5, 2021	3.6
Straight-line impact of PENN 1 2023 estimated ground rent reset	(5.8)
Other, net	(3.3)
	29.0
Noncontrolling interests' share of above items	(2.1)
Net increase	26.9	0.14

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months ended June 30, 2022	$160.1	$0.83

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

CONSOLIDATED BALANCE SHEETS (unaudited)
(Amounts in thousands)
	As of		Increase (Decrease)
	June 30, 2022	December 31, 2021
ASSETS
Real estate, at cost:
Land	$2,493,688	$2,540,193	$(46,505)
Buildings and improvements	10,054,872	9,839,166	215,706
Development costs and construction in progress	711,250	718,694	(7,444)
Leasehold improvements and equipment	122,151	119,792	2,359
Total	13,381,961	13,217,845	164,116
Less accumulated depreciation and amortization	(3,532,984)	(3,376,347)	(156,637)
Real estate, net	9,848,977	9,841,498	7,479
Right-of-use assets	685,962	337,197	348,765	(1)
Cash, cash equivalents, restricted cash and investments in U.S. Treasury bills:
Cash and cash equivalents	988,398	1,760,225	(771,827)
Restricted cash	127,920	170,126	(42,206)
Investments in U.S. Treasury bills	494,045	—	494,045
Total	1,610,363	1,930,351	(319,988)
Tenant and other receivables	76,769	79,661	(2,892)
Investments in partially owned entities	3,270,229	3,297,389	(27,160)
Real estate fund investments	930	7,730	(6,800)
220 CPS condominium units ready for sale	51,072	57,142	(6,070)
Receivable arising from the straight-lining of rents	687,782	656,318	31,464
Deferred leasing costs, net	378,484	391,693	(13,209)
Identified intangible assets, net	144,597	154,895	(10,298)
Other assets	397,256	512,714	(115,458)
Total assets	$17,152,421	$17,266,588	$(114,167)
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable, net	$5,834,275	$6,053,343	$(219,068)
Senior unsecured notes, net	1,190,812	1,189,792	1,020
Unsecured term loan, net	792,644	797,812	(5,168)
Unsecured revolving credit facilities	575,000	575,000	—
Lease liabilities	727,641	370,206	357,435	(1)
Accounts payable and accrued expenses	463,333	613,497	(150,164)
Deferred revenue	43,904	48,118	(4,214)
Deferred compensation plan	96,202	110,174	(13,972)
Other liabilities	271,788	304,725	(32,937)
Total liabilities	9,995,599	10,062,667	(67,068)
Redeemable noncontrolling interests	506,009	688,683	(182,674)
Shareholders' equity	6,396,819	6,236,346	160,473
Noncontrolling interests in consolidated subsidiaries	253,994	278,892	(24,898)
Total liabilities, redeemable noncontrolling interests and equity	$17,152,421	$17,266,588	$(114,167)
________________________________
(1)In January 2022, we exercised a 25-year renewal option on our PENN 1 ground lease extending the term through June 2073. As a result of the exercise, we remeasured the related ground lease liability to include the 25-year extension option and recorded an estimated incremental right-of-use asset and lease liability of approximately $350,000.

CONSOLIDATED NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Three Months Ended
	June 30,			March 31, 2022
	2022	2021	Variance
Property rentals(1)	$345,607	$303,566	$42,041	$331,359
Tenant expense reimbursements(1)	42,756	38,241	4,515	43,672
Amortization of acquired below-market leases, net	1,487	2,551	(1,064)	917
Straight-lining of rents	15,344	(4,762)	20,106	21,335
Total rental revenues	405,194	339,596	65,598	397,283
Fee and other income:
Building Maintenance Services ("BMS") cleaning fees	33,999	28,083	5,916	32,691
Management and leasing fees	2,866	3,073	(207)	2,769
Other income	11,435	8,189	3,246	9,387
Total revenues	453,494	378,941	74,553	442,130
Operating expenses	(222,309)	(190,920)	(31,389)	(216,529)
Depreciation and amortization	(118,662)	(89,777)	(28,885)	(117,443)
General and administrative	(31,902)	(30,602)	(1,300)	(41,216)
Benefit (expense) from deferred compensation plan liability	7,594	(3,378)	10,972	1,944
Transaction related costs and other	(2,960)	(106)	(2,854)	(1,005)
Total expenses	(368,239)	(314,783)	(53,456)	(374,249)
Income from partially owned entities	25,720	31,426	(5,706)	33,714
(Loss) income from real estate fund investments	(142)	5,342	(5,484)	5,674
Interest and other investment income, net	3,036	1,539	1,497	1,018
(Loss) income from deferred compensation plan assets	(7,594)	3,378	(10,972)	(1,944)
Interest and debt expense	(62,640)	(51,894)	(10,746)	(52,109)
Net gains on disposition of wholly owned and partially owned assets	28,832	25,724	3,108	6,552
Income before income taxes	72,467	79,673	(7,206)	60,786
Income tax expense	(3,564)	(2,841)	(723)	(7,411)
Net income	68,903	76,832	(7,929)	53,375
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	826	(8,784)	9,610	(9,374)
Operating Partnership	(3,782)	(3,536)	(246)	(1,994)
Net income attributable to Vornado	65,947	64,512	1,435	42,007
Preferred share dividends	(15,529)	(16,467)	938	(15,529)
Net income attributable to common shareholders	$50,418	$48,045	$2,373	$26,478

Capitalized expenditures:
Development payroll	$1,688	$2,789	$(1,101)	$2,470
Interest and debt expense	3,701	10,779	(7,078)	3,520
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

CONSOLIDATED NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Six Months Ended June 30,
	2022	2021	Variance
Property rentals(1)	$676,966	$604,065	$72,901
Tenant expense reimbursements(1)	86,428	78,966	7,462
Amortization of acquired below-market leases, net	2,404	5,717	(3,313)
Straight-lining of rents	36,679	(9,835)	46,514
Total rental revenues	802,477	678,913	123,564
Fee and other income:
BMS cleaning fees	66,690	56,560	10,130
Management and leasing fees	5,635	8,442	(2,807)
Other income	20,822	15,003	5,819
Total revenues	895,624	758,918	136,706
Operating expenses	(438,838)	(381,899)	(56,939)
Depreciation and amortization	(236,105)	(185,131)	(50,974)
General and administrative	(73,118)	(74,788)	1,670
Benefit (expense) from deferred compensation plan liability	9,538	(6,623)	16,161
Transaction related costs and other	(3,965)	(949)	(3,016)
Total expenses	(742,488)	(649,390)	(93,098)
Income from partially owned entities	59,434	60,499	(1,065)
Income from real estate fund investments	5,532	5,173	359
Interest and other investment income, net	4,054	3,061	993
(Loss) income from deferred compensation plan assets	(9,538)	6,623	(16,161)
Interest and debt expense	(114,749)	(101,958)	(12,791)
Net gains on disposition of wholly owned and partially owned assets	35,384	25,724	9,660
Income before income taxes	133,253	108,650	24,603
Income tax expense	(10,975)	(4,825)	(6,150)
Net income	122,278	103,825	18,453
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(8,548)	(14,898)	6,350
Operating Partnership	(5,776)	(3,865)	(1,911)
Net income attributable to Vornado	107,954	85,062	22,892
Preferred share dividends	(31,058)	(32,934)	1,876
Net income attributable to common shareholders	$76,896	$52,128	$24,768

Capitalized expenditures:
Development payroll	$4,158	$5,347	$(1,189)
Interest and debt expense	7,221	21,046	(13,825)
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Three Months Ended June 30, 2022
	Total	New York	Other
Property rentals(1)	$345,607	$273,788	$71,819
Tenant expense reimbursements(1)	42,756	30,160	12,596
Amortization of acquired below-market leases, net	1,487	1,329	158
Straight-lining of rents	15,344	16,763	(1,419)
Total rental revenues	405,194	322,040	83,154
Fee and other income:
BMS cleaning fees	33,999	36,206	(2,207)
Management and leasing fees	2,866	3,011	(145)
Other income	11,435	2,905	8,530
Total revenues	453,494	364,162	89,332
Operating expenses	(222,309)	(176,572)	(45,737)
Depreciation and amortization	(118,662)	(95,829)	(22,833)
General and administrative	(31,902)	(11,603)	(20,299)
Benefit from deferred compensation plan liability	7,594	—	7,594
Transaction related costs and other	(2,960)	(423)	(2,537)
Total expenses	(368,239)	(284,427)	(83,812)
Income from partially owned entities	25,720	24,012	1,708
Loss from real estate fund investments	(142)	—	(142)
Interest and other investment income, net	3,036	480	2,556
Loss from deferred compensation plan assets	(7,594)	—	(7,594)
Interest and debt expense	(62,640)	(30,677)	(31,963)
Net gains on disposition of wholly owned and partially owned assets	28,832	27,803	1,029
Income (loss) before income taxes	72,467	101,353	(28,886)
Income tax expense	(3,564)	(1,098)	(2,466)
Net income (loss)	68,903	100,255	(31,352)
Less net loss (income) attributable to noncontrolling interests in consolidated subsidiaries	826	(417)	1,243
Net income (loss) attributable to Vornado Realty L.P.	69,729	$99,838	$(30,109)
Less net income attributable to noncontrolling interests in the Operating Partnership	(3,754)
Preferred unit distributions	(15,557)
Net income attributable to common shareholders	$50,418
For the three months ended June 30, 2021:
Net income (loss) attributable to Vornado Realty L.P.	$68,048	$73,232	$(5,184)
Net income attributable to common shareholders	$48,045
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Six Months Ended June 30, 2022
	Total	New York	Other
Property rentals(1)	$676,966	$537,556	$139,410
Tenant expense reimbursements(1)	86,428	62,659	23,769
Amortization of acquired below-market leases, net	2,404	2,089	315
Straight-lining of rents	36,679	38,581	(1,902)
Total rental revenues	802,477	640,885	161,592
Fee and other income:
BMS cleaning fees	66,690	70,917	(4,227)
Management and leasing fees	5,635	5,978	(343)
Other income	20,822	4,930	15,892
Total revenues	895,624	722,710	172,914
Operating expenses	(438,838)	(354,107)	(84,731)
Depreciation and amortization	(236,105)	(190,149)	(45,956)
General and administrative	(73,118)	(23,806)	(49,312)
Benefit from deferred compensation plan liability	9,538	—	9,538
Transaction related costs and other	(3,965)	(998)	(2,967)
Total expenses	(742,488)	(569,060)	(173,428)
Income from partially owned entities	59,434	56,056	3,378
Income from real estate fund investments	5,532	—	5,532
Interest and other investment income, net	4,054	760	3,294
Loss from deferred compensation plan assets	(9,538)	—	(9,538)
Interest and debt expense	(114,749)	(54,238)	(60,511)
Net gains on disposition of wholly owned and partially owned assets	35,384	28,354	7,030
Income (loss) before income taxes	133,253	184,582	(51,329)
Income tax expense	(10,975)	(2,081)	(8,894)
Net income (loss)	122,278	182,501	(60,223)
Less net income attributable to noncontrolling interests in consolidated subsidiaries	(8,548)	(4,232)	(4,316)
Net income (loss) attributable to Vornado Realty L.P.	113,730	$178,269	$(64,539)
Less net income attributable to noncontrolling interests in the Operating Partnership	(5,719)
Preferred unit distributions	(31,115)
Net income attributable to common shareholders	$76,896
For the six months ended June 30, 2021:
Net income (loss) attributable to Vornado Realty L.P.	$88,927	$132,603	$(43,676)
Net income attributable to common shareholders	$52,128
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Three Months Ended June 30, 2022
	Total	New York	Other
Total revenues	$453,494	$364,162	$89,332
Operating expenses	(222,309)	(176,572)	(45,737)
NOI - consolidated	231,185	187,590	43,595
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(16,299)	(10,707)	(5,592)
Add: NOI from partially owned entities	74,060	71,209	2,851
NOI at share	288,946	248,092	40,854
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(4,275)	(6,189)	1,914
NOI at share - cash basis	$284,671	$241,903	$42,768

	For the Three Months Ended June 30, 2021
	Total	New York	Other
Total revenues	$378,941	$301,144	$77,797
Operating expenses	(190,920)	(156,033)	(34,887)
NOI - consolidated	188,021	145,111	42,910
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(15,689)	(8,473)	(7,216)
Add: NOI from partially owned entities	77,235	74,400	2,835
NOI at share	249,567	211,038	38,529
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	846	541	305
NOI at share - cash basis	$250,413	$211,579	$38,834

	For the Three Months Ended March 31, 2022
	Total	New York	Other
Total revenues	$442,130	$358,548	$83,582
Operating expenses	(216,529)	(177,535)	(38,994)
NOI - consolidated	225,601	181,013	44,588
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(20,035)	(13,310)	(6,725)
Add: NOI from partially owned entities	78,692	75,964	2,728
NOI at share	284,258	243,667	40,591
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(3,130)	(3,975)	845
NOI at share - cash basis	$281,128	$239,692	$41,436
________________________________
See Appendix page vii for details of NOI at share components.

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT (NON-GAAP) (unaudited)
(unaudited and in thousands)

	For the Six Months Ended June 30, 2022
	Total	New York	Other
Total revenues	$895,624	$722,710	$172,914
Operating expenses	(438,838)	(354,107)	(84,731)
NOI - consolidated	456,786	368,603	88,183
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(36,334)	(24,017)	(12,317)
Add: Our share of NOI from partially owned entities	152,752	147,173	5,579
NOI at share	573,204	491,759	81,445
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(7,405)	(10,164)	2,759
NOI at share - cash basis	$565,799	$481,595	$84,204

	For the Six Months Ended June 30, 2021
	Total	New York	Other
Total revenues	$758,918	$605,115	$153,803
Operating expenses	(381,899)	(317,018)	(64,881)
NOI - consolidated	377,019	288,097	88,922
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(33,335)	(17,094)	(16,241)
Add: Our share of NOI from partially owned entities	155,991	151,173	4,818
NOI at share	499,675	422,176	77,499
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(352)	(432)	80
NOI at share - cash basis	$499,323	$421,744	$77,579
________________________________
See Appendix page vii for details of NOI at share components.

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT AND SUBSEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2022
	2022	2021		2022	2021
NOI at share:
New York:
Office(1)	$182,042	$164,050	$177,809	$359,851	$330,685
Retail	51,438	39,213	52,105	103,543	75,915
Residential	5,250	4,239	4,774	10,024	8,695
Alexander's Inc. ("Alexander's")	9,362	9,069	8,979	18,341	19,558
Hotel Pennsylvania(2)	—	(5,533)	—	—	(12,677)
Total New York	248,092	211,038	243,667	491,759	422,176

Other:
theMART	19,947	18,412	19,914	39,861	36,519
555 California Street	16,724	16,038	16,235	32,959	32,102
Other investments	4,183	4,079	4,442	8,625	8,878
Total Other	40,854	38,529	40,591	81,445	77,499

NOI at share	$288,946	$249,567	$284,258	$573,204	$499,675

	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2022
	2022	2021		2022	2021
NOI at share - cash basis:
New York:
Office(1)	$180,326	$167,322	$177,827	$358,153	$334,418
Retail	47,189	36,214	47,393	94,582	71,090
Residential	4,309	3,751	4,689	8,998	7,762
Alexander's	10,079	9,848	9,783	19,862	21,197
Hotel Pennsylvania(2)	—	(5,556)	—	—	(12,723)
Total New York	241,903	211,579	239,692	481,595	421,744

Other:
theMART	21,541	19,501	20,436	41,977	37,341
555 California Street	16,855	14,952	16,360	33,215	30,807
Other investments	4,372	4,381	4,640	9,012	9,431
Total Other	42,768	38,834	41,436	84,204	77,579

NOI at share - cash basis	$284,671	$250,413	$281,128	$565,799	$499,323
________________________________
(1)Includes BMS NOI of $6,468, $6,197, $5,782, $12,250 and $12,547, respectively, for the three months ended June 30, 2022 and 2021 and March 31, 2022 and the six months ended June 30, 2022 and 2021.
(2)On April 5, 2021, we permanently closed the Hotel Pennsylvania. Beginning in the third quarter of 2021, we commenced capitalization of carrying costs in connection with our development of the future PENN 15 (formerly Hotel Pennsylvania) site.

SAME STORE NOI AT SHARE AND SAME STORE NOI AT SHARE - CASH BASIS (NON-GAAP) (unaudited)

	Total	New York	theMART	555 California Street
Same store NOI at share % increase(1):
Three months ended June 30, 2022 compared to June 30, 2021	7.1%	7.1%	8.3%	6.1%
Six months ended June 30, 2022 compared to June 30, 2021	5.3%	5.0%	9.2%	4.6%
Three months ended June 30, 2022 compared to March 31, 2022	2.1%	2.2%	0.2%	3.0%

Same store NOI at share - cash basis % increase(1):
Three months ended June 30, 2022 compared to June 30, 2021	8.4%	7.7%	10.5%	14.9%
Six months ended June 30, 2022 compared to June 30, 2021	7.3%	6.6%	12.4%	10.0%
Three months ended June 30, 2022 compared to March 31, 2022	1.7%	1.3%	5.4%	3.0%
________________________________
(1)See pages viii through xiii in the Appendix for same store NOI at share and same store NOI at share - cash basis reconciliations.

NOI AT SHARE BY REGION (NON-GAAP) (unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2022	2021	2022	2021
Region:
New York City metropolitan area	87%	86%	87%	86%
Chicago, IL	7%	7%	7%	7%
San Francisco, CA	6%	7%	6%	7%
	100%	100%	100%	100%

PENN DISTRICT
ACTIVE DEVELOPMENT/REDEVELOPMENT SUMMARY - AS OF JUNE 30, 2022 (unaudited)
(Amounts in thousands of dollars, except square feet)
		Property Rentable Sq. Ft.			Cash Amount Expended		Remaining Expenditures		Projected Incremental Cash Yield
Active PENN District Projects	Segment		Budget(1)					Stabilization Year
Farley (95% interest)	New York	845,000	1,120,000	(2)	1,059,403	(2)	60,597	2022	6.4%
PENN 2 - as expanded	New York	1,795,000	750,000		268,409		481,591	2025	9.0%
PENN 1 (including LIRR Concourse Retail)(3)	New York	2,527,000	450,000		337,360		112,640	N/A	12.2%	(3)(4)
Districtwide Improvements	New York	N/A	100,000		37,883		62,117	N/A	N/A
Total Active PENN District Projects			2,420,000		1,703,055		716,945		8.0%
________________________________
(1)Excluding debt and equity carry.
(2)Net of 154,000 of historic tax credit investor contributions, of which 88,000 has been funded to date (at our 95% share).
(3)Property is ground leased through 2098, as fully extended. Fair market value resets occur in 2023, 2048 and 2073. The 12.2% projected return is before the ground rent reset in 2023, which may be material.
(4)Projected to be achieved as pre-redevelopment leases roll; approximate average remaining lease term 3.6 years.

There can be no assurance that the above projects will be completed, completed on schedule or within budget. In addition, there can be no assurance that the Company will be successful in leasing the properties on the expected schedule or at the assumed rental rates.

FUTURE DEVELOPMENT OPPORTUNITIES - AS OF JUNE 30, 2022 (unaudited)

Future Opportunities	Segment	Property Zoning Sq. Ft. (at 100%)
PENN 15 (Hotel Pennsylvania site)(1)	New York	2,052,000
PENN District - multiple other opportunities - office/residential/retail	New York
260 Eleventh Avenue - office(2)	New York	280,000

Undeveloped Land
Rego Park III (32.4% interest)	New York	550,000
527 West Kinzie, Chicago	Other	330,000
57th Street (50% interest)	New York	150,000
Eighth Avenue and 34th Street	New York	105,000
Total undeveloped land		1,135,000
____________________
(1)We have permanently closed the Hotel Pennsylvania and plan to develop an office tower on the site. Demolition of the existing building structure commenced in the fourth quarter of 2021.
(2)The building is subject to a ground lease which expires in 2114.

There can be no assurance that the above projects will be completed, completed on schedule or within budget.

LEASING ACTIVITY (unaudited)
(Square feet in thousands)
The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York
	Office	Retail	theMART
Three Months Ended June 30, 2022
Total square feet leased	301	8	59
Our share of square feet leased:	231	8	59
Initial rent(1)	$85.27	$626.76	$56.33
Weighted average lease term (years)	11.5	12.7	4.7
Second generation relet space:
Square feet	109	6	50
GAAP basis:
Straight-line rent(2)	$79.00	$659.02	$55.74
Prior straight-line rent	$75.17	$425.25	$55.19
Percentage increase	5.1%	55.0%	1.0%
Cash basis (non-GAAP):
Initial rent(1)	$82.87	$643.46	$56.97
Prior escalated rent	$81.52	$425.25	$58.47
Percentage increase (decrease)	1.7%	51.3%	(2.6)%
Tenant improvements and leasing commissions:
Per square foot	$119.55	$841.81	$19.87
Per square foot per annum	$10.40	$66.28	$4.23
Percentage of initial rent	12.2%	10.6%	7.5%
________________________________
(1)Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.
(2)Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases and includes the effect of free rent and periodic step-ups in rent.

LEASING ACTIVITY (unaudited)
(Square feet in thousands)
The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York			555 California Street
	Office	Retail	theMART
Six Months Ended June 30, 2022
Total square feet leased	573	28	208	56
Our share of square feet leased:	467	28	208	39
Initial rent(1)	$83.15	$303.57	$51.64	$91.49
Weighted average lease term (years)	10.2	13.7	7.2	6.8
Second generation relet space:
Square feet	261	6	183	34
GAAP basis:
Straight-line rent(2)	$78.07	$659.02	$46.69	$88.88
Prior straight-line rent	$73.73	$425.25	$49.06	$56.82
Percentage increase (decrease)	5.9%	55.0%	(4.8)%	56.4%
Cash basis (non-GAAP):
Initial rent(1)	$80.78	$643.46	$51.44	$86.27
Prior escalated rent	$77.12	$425.25	$53.53	$72.03
Percentage increase (decrease)	4.7%	51.3%	(3.9)%	19.8%
Tenant improvements and leasing commissions:
Per square foot	$116.41	$384.29	$76.18	$85.02
Per square foot per annum	$11.41	$28.05	$10.58	$12.50
Percentage of initial rent	13.7%	9.2%	20.5%	13.7%
________________________________
(1)Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.
(2)Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases and includes the effect of free rent and periodic step-ups in rent.

LEASE EXPIRATIONS (unaudited) NEW YORK SEGMENT

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)		Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
				Total	Per Sq. Ft.
Office:	Month to Month	7,000		$249,000	$35.57	0.0%

	Third Quarter 2022	86,000		7,357,000	85.55	0.6%
	Fourth Quarter 2022	211,000		17,435,000	82.63	1.5%
	Total 2022	297,000		24,792,000	83.47	2.1%
	First Quarter 2023	479,000		46,530,000	97.14	3.9%
	Second Quarter 2023	153,000		12,532,000	81.91	1.1%
	Remaining 2023	781,000		73,166,000	93.68	6.1%
	2024	975,000		90,654,000	92.98	7.6%
	2025	696,000		56,863,000	81.70	4.8%
	2026	1,299,000		104,558,000	80.49	8.8%
	2027	1,182,000		91,977,000	77.81	7.7%
	2028	983,000		72,533,000	73.79	6.1%
	2029	1,171,000		94,415,000	80.63	7.9%
	2030	675,000		53,755,000	79.64	4.5%
	2031	812,000		71,302,000	87.81	6.0%
	2032	406,000		34,732,000	85.55	2.9%
	Thereafter	4,806,000	(2)	363,344,000	75.60	30.5%

Retail:	Month to Month	15,000		$885,000	$59.00	0.3%

	Third Quarter 2022	7,000		1,055,000	150.71	0.4%
	Fourth Quarter 2022	—		—	—	0.0%
	Total 2022	7,000		1,055,000	150.71	0.4%
	First Quarter 2023	139,000		21,179,000	152.37	7.6%
	Second Quarter 2023	—		—	—	0.0%
	Remaining 2023	12,000		3,900,000	325.00	1.4%
	2024	173,000		38,000,000	219.65	13.6%
	2025	40,000		12,890,000	322.25	4.6%
	2026	82,000		26,089,000	318.16	9.4%
	2027	32,000		18,694,000	584.19	6.7%
	2028	27,000		13,319,000	493.30	4.8%
	2029	46,000		20,630,000	448.48	7.4%
	2030	155,000		22,095,000	142.55	7.9%
	2031	86,000		28,988,000	337.07	10.4%
	2032	57,000		28,233,000	495.32	10.1%
	Thereafter	364,000		42,811,000	117.61	15.4%
________________________________
(1)    Excludes storage, vacancy and other.
(2)    Assumes U.S. Post Office exercises all lease renewal options through 2038 for 492,000 square feet at 909 Third Avenue given the below-market rent on their options.

LEASE EXPIRATIONS (unaudited) theMART

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Showroom / Retail:	Month to Month	2,000	$143,000	$71.50	0.1%

	Third Quarter 2022	273,000	12,953,000	52.44	7.5%
	Fourth Quarter 2022	128,000	7,429,000	58.04	4.3%
	Total 2022	401,000	20,382,000	50.83	11.8%
	First Quarter 2023	53,000	3,857,000	72.77	2.2%
	Second Quarter 2023	7,000	552,000	78.86	0.3%
	Remaining 2023	189,000	10,409,000	55.07	6.1%
	2024	245,000	14,669,000	59.87	8.5%
	2025	406,000	24,447,000	61.12	14.2%
	2026	286,000	16,717,000	58.45	9.7%
	2027	175,000	9,846,000	56.26	5.7%
	2028	674,000	34,458,000	51.12	20.1%
	2029	111,000	5,673,000	51.11	3.4%
	2030	19,000	1,160,000	61.05	0.7%
	2031	294,000	14,642,000	49.80	8.5%
	2032	160,000	8,347,000	52.17	4.9%
	Thereafter	132,000	6,374,000	48.29	3.8%
________________________________
(1)    Excludes storage, vacancy and other.

LEASE EXPIRATIONS (unaudited) 555 California Street

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Retail:	Month to Month	1,000	$34,000	$34.00	0.0%

	Third Quarter 2022	—	—	—	0.0%
	Fourth Quarter 2022	—	—	—	0.0%
	Total 2022	—	—	—	0.0%
	First Quarter 2023	6,000	391,000	65.17	0.4%
	Second Quarter 2023	—	—	—	0.0%
	Remaining 2023	93,000	7,797,000	83.84	7.3%
	2024	70,000	7,094,000	101.34	6.7%
	2025	282,000	25,018,000	88.72	23.6%
	2026	238,000	23,184,000	97.41	21.8%
	2027	65,000	6,028,000	92.74	5.7%
	2028	20,000	1,680,000	84.00	1.6%
	2029	116,000	10,931,000	94.23	10.3%
	2030	106,000	10,664,000	100.60	10.0%
	2031	—	—	—	0.0%
	2032	5,000	645,000	129.00	0.6%
	Thereafter	173,000	12,659,000	73.17	12.0%
________________________________
(1)    Excludes storage, vacancy and other.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
CONSOLIDATED
(Amounts in thousands)
	Six Months Ended June 30, 2022	Year Ended December 31,
		2021	2020
Amounts paid for capital expenditures:
Expenditures to maintain assets	$39,367	$75,133	$65,173
Tenant improvements	18,234	68,284	65,313
Leasing commissions	9,400	36,274	18,626
Recurring tenant improvements, leasing commissions and other capital expenditures	67,001	179,691	149,112
Non-recurring capital expenditures(1)	13,047	19,849	64,624
Total capital expenditures and leasing commissions	$80,048	$199,540	$213,736

	Six Months Ended June 30, 2022	Year Ended December 31,
		2021	2020
Amounts paid for development and redevelopment expenditures(2):
Farley Office and Retail	$169,989	$202,414	$239,427
PENN 2	122,520	105,267	76,883
PENN 1	51,808	171,824	108,514
PENN 15 (Hotel Pennsylvania site)	42,897	54,280	7,606
220 CPS	5,456	19,351	119,763
PENN Districtwide improvements	6,507	14,116	17,066
Other	19,571	18,688	32,661
	$418,748	$585,940	$601,920
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Inclusive of capitalized interest expense, operating expenses and development payroll.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
NEW YORK SEGMENT
(Amounts in thousands)

	Six Months Ended June 30, 2022	Year Ended December 31,
		2021	2020
Amounts paid for capital expenditures:
Expenditures to maintain assets	$28,160	$61,420	$53,543
Tenant improvements	13,552	59,522	52,763
Leasing commissions	6,064	27,284	14,612
Recurring tenant improvements, leasing commissions and other capital expenditures	47,776	148,226	120,918
Non-recurring capital expenditures(1)	12,144	19,694	64,414
Total capital expenditures and leasing commissions	$59,920	$167,920	$185,332

	Six Months Ended June 30, 2022	Year Ended December 31,
		2021	2020
Amounts paid for development and redevelopment expenditures(2):
Farley Office and Retail	$169,989	$202,414	$239,427
PENN 2	122,520	105,267	76,883
PENN 1	51,808	171,824	108,514
PENN 15 (Hotel Pennsylvania site)	42,897	54,280	7,606
PENN Districtwide improvements	6,507	14,116	17,066
Other	15,160	12,638	11,952
	$408,881	$560,539	$461,448
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Inclusive of capitalized interest expense, operating expenses and development payroll.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
theMART
(Amounts in thousands)
	Six Months Ended June 30, 2022	Year Ended December 31,
		2021	2020
Amounts paid for capital expenditures:
Expenditures to maintain assets	$9,457	$7,199	$7,627
Tenant improvements	2,637	5,683	5,859
Leasing commissions	2,442	2,047	3,173
Recurring tenant improvements, leasing commissions and other capital expenditures	14,536	14,929	16,659
Non-recurring capital expenditures(1)	238	155	210
Total capital expenditures and leasing commissions	$14,774	$15,084	$16,869

	Six Months Ended June 30, 2022	Year Ended December 31,
		2021	2020
Amounts paid for development and redevelopment expenditures(2):
Common area enhancements	$—	$—	$3,063
Other	4,411	1,797	948
	$4,411	$1,797	$4,011
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Inclusive of capitalized interest expense, operating expenses and development payroll.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
555 CALIFORNIA STREET
(Amounts in thousands)

	Six Months Ended June 30, 2022	Year Ended December 31,
		2021	2020
Amounts paid for capital expenditures:
Expenditures to maintain assets	$1,750	$6,514	$4,003
Tenant improvements	2,045	3,079	6,691
Leasing commissions	894	6,943	841
Recurring tenant improvements, leasing commissions and other capital expenditures	4,689	16,536	11,535
Non-recurring capital expenditures(1)	665	—	—
Total capital expenditures and leasing commissions	$5,354	$16,536	$11,535

	Six Months Ended June 30, 2022	Year Ended December 31,
		2021	2020
Amounts paid for development and redevelopment expenditures(2):
345 Montgomery Street	$—	$4,253	$16,661
________________________________
See notes below.

CAPITAL EXPENDITURES (unaudited)
OTHER
(Amounts in thousands)

	Six Months Ended June 30, 2022	Year Ended December 31,
		2021	2020
Amounts paid for development and redevelopment expenditures(2):
220 CPS	$5,456	$19,351	$119,763
Other	—	—	37
	$5,456	$19,351	$119,800
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Inclusive of capitalized interest expense, operating expenses and development payroll.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
		As of June 30, 2022
Joint Venture Name	Asset Category	Percentage Ownership	Company's Carrying Amount	Company's Pro rata Share of Debt(1)	100% of Joint Venture Debt(1)	Maturity Date(2)	Spread over LIBOR/SOFR	Interest Rate
Fifth Avenue and Times Square JV	Retail/Office	51.5%	$2,771,041	$461,461	$950,000	Various	Various	Various

Alexander's	Office/Retail	32.4%	91,544	355,280	1,096,544	Various	Various	Various

Partially owned office buildings/land:
650 Madison Avenue	Office/Retail	20.1%	95,547	161,024	800,000	12/29	N/A	3.49%
512 West 22nd Street	Office/Retail	55.0%	60,517	73,900	134,364	06/24	L+200	3.20%
280 Park Avenue	Office/Retail	50.0%	59,700	600,000	1,200,000	09/24	L+173	2.92%
West 57th Street properties	Office/Retail/Land	50.0%	42,905	10,000	20,000	12/22	L+160	2.66%
825 Seventh Avenue	Office	50.0%	8,551	28,005	56,010	07/23	L+190	2.96%
61 Ninth Avenue	Office/Retail	45.1%	4,864	75,543	167,500	01/26	S+146	2.66%
Other	Office/Retail	Various	9,973	17,465	50,150	Various	Various	Various

Other investments:
Independence Plaza	Residential/Retail	50.1%	52,841	338,175	675,000	07/25	N/A	4.25%
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	34,402	18,335	36,372	03/23	S+205	3.55%
Other	Various	Various	38,344	89,602	566,120	Various	Various	Various
			$3,270,229	$2,228,790	$5,752,060
Investments in partially owned entities included in other liabilities(3):
7 West 34th Street	Office/Retail	53.0%	$(63,394)	$159,000	$300,000	06/26	N/A	3.65%
85 Tenth Avenue	Office/Retail	49.9%	(16,070)	311,875	625,000	12/26	N/A	4.55%
			$(79,464)	$470,875	$925,000
________________________________
(1)Represents the contractual debt obligations. All amounts are non-recourse to us except the $300,000 mortgage loan on 7 West 34th Street and the $500,000 mortgage loan on 640 Fifth Avenue, included in Fifth Avenue and Times Square JV.
(2)Represents the extended maturity for certain loans for which we have the unilateral right to extend.
(3)Our negative basis results from distributions in excess of our investment.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)

	Percentage Ownership at June 30, 2022	Our Share of Net Income (Loss) for the Three Months Ended June 30,			Our Share of NOI (non-GAAP) for the Three Months Ended June 30,
		2022	2021		2022	2021
Joint Venture Name
New York:
Fifth Avenue and Times Square JV:
Equity in net income	51.5%	$13,665	$10,037		$34,208	$30,853
Return on preferred equity, net of our share of the expense		9,329	9,329		—	—
		22,994	19,366		34,208	30,853
Alexander's	32.4%	4,824	8,325	(1)	9,362	9,069
85 Tenth Avenue	49.9%	(4,087)	(2,872)		1,145	2,306
7 West 34th Street	53.0%	1,062	1,125		3,661	3,643
Independence Plaza	50.1%	(792)	(1,842)		4,784	3,991
650 Madison Avenue	20.1%	(689)	(953)		2,654	2,680
61 Ninth Avenue	45.1%	297	825		1,693	1,840
512 West 22nd Street	55.0%	(277)	(253)		1,252	1,483
West 57th Street properties	50.0%	(252)	(299)		33	(19)
280 Park Avenue	50.0%	7	1,426		9,865	9,695
One Park Avenue(2)	100.0%	—	4,678		—	7,335
Other, net	Various	925	20		2,552	1,524
		24,012	29,546		71,209	74,400
Other:
Alexander's corporate fee income	32.4%	1,162	1,962		639	1,107
Rosslyn Plaza	43.7% to 50.4%	476	334		1,171	994
Other, net	Various	70	(416)		1,041	734
		1,708	1,880		2,851	2,835

Total		$25,720	$31,426		$74,060	$77,235
______________________________
(1)2021 includes our $2,956 share of the net gain on the sale of a land parcel in the Bronx, New York.
(2)On August 5, 2021, we increased our ownership interest in One Park Avenue to 100.0% by acquiring our joint venture partner's 45.0% ownership interest in the property. Accordingly, we consolidated the accounts of the property from the date of acquisition.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)

	Percentage Ownership at June 30, 2022	Our Share of Net Income (Loss) for the Six Months Ended June 30,			Our Share of NOI (non-GAAP) for the Six Months Ended June 30,
		2022	2021		2022	2021
Joint Venture Name
New York:
Fifth Avenue and Times Square JV:
Equity in net income	51.5%	$29,974	$19,643		$70,354	$61,668
Return on preferred equity, net of our share of the expense		18,555	18,555		—	—
		48,529	38,198		70,354	61,668
Alexander's	32.4%	9,495	14,054	(1)	18,341	19,558
85 Tenth Avenue	49.9%	(5,462)	(5,520)		5,102	4,793
280 Park Avenue	50.0%	2,336	2,764		20,416	19,366
7 West 34th Street	53.0%	2,154	2,261		7,285	7,307
Independence Plaza	50.1%	(1,931)	(3,269)		9,260	8,286
650 Madison Avenue	20.1%	(1,326)	(981)		5,276	5,909
61 Ninth Avenue	45.1%	1,010	1,584		3,428	3,619
West 57th Street properties	50.0%	(455)	(690)		121	(123)
512 West 22nd Street	55.0%	(150)	(407)		2,259	3,011
One Park Avenue(2)	100.0%	—	9,759		—	14,656
Other, net	Various	1,856	357		5,331	3,123
		56,056	58,110		147,173	151,173
Other:
Alexander's corporate fee income	32.4%	2,182	2,537		1,135	1,270
Rosslyn Plaza	43.7% to 50.4%	928	732		2,285	2,090
Other, net	N/A	268	(880)		2,159	1,458
		3,378	2,389		5,579	4,818

Total		$59,434	$60,499		$152,752	$155,991
____________________________
(1)2021 includes our $2,956 share of the net gain on the sale of a land parcel in the Bronx, New York.
(2)On August 5, 2021, we increased our ownership interest in One Park Avenue to 100.0% by acquiring our joint venture partner's 45.0% ownership interest in the property. Accordingly, we consolidated the accounts of the property from the date of acquisition.

CAPITAL STRUCTURE (unaudited)
(Amounts in thousands, except per share and per unit amounts)
			As of
			June 30, 2022
Debt (contractual balances):
Consolidated debt(1):
Mortgages payable			$5,888,415
Senior unsecured notes			1,200,000
$800 Million unsecured term loan			800,000
$2.5 Billion unsecured revolving credit facilities			575,000
			8,463,415
Pro rata share of debt of non-consolidated entities			2,699,665
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)			(682,059)
			10,481,021	(A)

	Shares/Units	Liquidation Preference
Perpetual Preferred:
3.25% preferred units (D-17) (141,400 units @ $25 per unit)			3,535
5.40% Series L preferred shares	12,000	$25.00	300,000
5.25% Series M preferred shares	12,780	25.00	319,500
5.25% Series N preferred shares	12,000	25.00	300,000
4.45% Series O preferred shares	12,000	25.00	300,000
			1,223,035	(B)

	Converted Shares	June 30, 2022 Common Share Price
Equity:
Common shares	191,775	$28.59	5,482,847
Class A units	13,354	28.59	381,791
Convertible share equivalents:
Equity awards - unit equivalents	934	28.59	26,703
Series D-13 preferred units	1,633	28.59	46,687
Series G-1 through G-4 preferred units	94	28.59	2,687
Series A preferred shares	25	28.59	715
			5,941,430	(C)
Total Market Capitalization (A+B+C)			$17,645,486
________________________________
(1)See reconciliation on page xiv in the Appendix of consolidated debt, net as presented on our consolidated balance sheets to consolidated contractual debt as of June 30, 2022.

COMMON SHARES DATA (NYSE: VNO) (unaudited)

Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO. Below is a summary of performance and dividends for VNO common shares (based on NYSE prices):

	Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021
High price	$45.84	$47.26	$46.64	$47.86
Low price	$27.64	$38.00	$38.82	$40.17
Closing price - end of quarter	$28.59	$45.32	$41.86	$42.01

Annualized quarterly dividend per share	$2.12	$2.12	$2.12	$2.12

Annualized dividend yield - on closing price	7.4%	4.7%	5.1%	5.0%

Outstanding shares, Class A units and convertible preferred units as converted (in thousands)	207,814	207,127	206,969	206,969

Closing market value of outstanding shares, Class A units and convertible preferred units as converted	$5.9 Billion	$9.4 Billion	$8.7 Billion	$8.7 Billion

DEBT ANALYSIS (unaudited)
(Amounts in thousands)
	As of June 30, 2022
	Total		Variable			Fixed
(Contractual debt balances)	Amount	Weighted Average Interest Rate	Amount		Weighted Average Interest Rate	Amount	Weighted Average Interest Rate
Consolidated debt(1)	$8,463,415	3.09%	$3,973,415	(2)	2.92%	$4,490,000	3.24%
Pro rata share of debt of non-consolidated entities	2,699,665	3.34%	1,269,568		2.90%	1,430,097	3.73%
Total	11,163,080	3.15%	5,242,983		2.91%	5,920,097	3.36%
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)	(682,059)		(682,059)			—
Company's pro rata share of total debt	$10,481,021	3.15%	$4,560,924		2.89%	$5,920,097	3.36%

Debt Covenant Ratios:(3)	Senior Unsecured Notes due 2025, 2026 and 2031		Unsecured Revolving Credit Facilities and Unsecured Term Loan

	Required	Actual	Required	Actual
Total outstanding debt/total assets(4)	Less than 65%	47%	Less than 60%	35%
Secured debt/total assets	Less than 50%	31%	Less than 50%	25%
Interest coverage ratio (annualized combined EBITDA to annualized interest expense)	Greater than 1.50	3.02		N/A
Fixed charge coverage		N/A	Greater than 1.40	2.82
Unencumbered assets/unsecured debt	Greater than 150%	362%		N/A
Unsecured debt/cap value of unencumbered assets		N/A	Less than 60%	20%
Unencumbered coverage ratio		N/A	Greater than 1.50	6.47

Consolidated Unencumbered EBITDA (non-GAAP)(2):
Q2 2022 Annualized
New York	$243,924
Other	98,960
Total	$342,884
________________________________
(1)See reconciliation on page xiv in the Appendix of consolidated debt, net as presented on our consolidated balance sheets to consolidated contractual debt as of June 30, 2022.
(2)As of June 30, 2022, our variable rate debt includes $350,000 of the $700,000 mortgage loan on 770 Broadway. On July 22, 2022, the interest rate on the $350,000 was swapped to a fixed rate resulting in the entire $700,000 loan bearing interest at a blended fixed rate of 4.98%.
(3)Our debt covenant ratios and consolidated unencumbered EBITDA are computed in accordance with the terms of our senior unsecured notes, unsecured revolving credit facilities, and unsecured term loan, as applicable. The methodology used for these computations may differ significantly from similarly titled ratios and amounts of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.
(4)Total assets include EBITDA capped at 7.0% under the senior unsecured notes due 2025, 2026 and 2031 and 6.0% under the unsecured revolving credit facilities and unsecured term loan.

CONSOLIDATED DEBT MATURITIES AT 100% (CONTRACTUAL BALANCES) (unaudited)
(Amounts in thousands)
Property	Maturity Date (1)	Spread over LIBOR/SOFR	Interest Rate		2022	2023	2024		2025	2026	Thereafter	Total
435 Seventh Avenue	02/24	L+130	2.42%		$—	$—	$95,696		$—	$—	$—	$95,696
150 West 34th Street	05/24	L+188	3.00%		—	—	205,000	(2)	—	—	—	205,000
606 Broadway (50.0% interest)	09/24	L+180	3.00%		—	—	74,119		—	—	—	74,119
Senior unsecured notes due 2025	01/25		3.50%		—	—	—		450,000	—	—	450,000
4 Union Square South	08/25		3.53%	(3)	—	—	—		120,000	—	—	120,000
PENN 11	10/25		2.23%	(4)	—	—	—		500,000	—	—	500,000
888 Seventh Avenue	12/25	L+170	2.95%		—	—	—		288,600	—	—	288,600
One Park Avenue	03/26	L+111	2.43%		—	—	—		—	525,000	—	525,000
$1.25 Billion unsecured revolving credit facility	04/26	S+119	0.00%		—	—	—		—	—	—	—
Senior unsecured notes due 2026	06/26		2.15%		—	—	—		—	400,000	—	400,000
350 Park Avenue	01/27		3.92%		—	—	—		—	—	400,000	400,000
100 West 33rd Street	06/27	S+165	3.09%		—	—	—		—	—	480,000	480,000
770 Broadway	07/27		4.43%	(5)	—	—	—		—	—	700,000	700,000
$1.25 Billion unsecured revolving credit facility	12/27	S+115	2.68%		—	—	—		—	—	575,000	575,000
$800 Million unsecured term loan	12/27		3.98%	(6)	—	—	—		—	—	800,000	800,000
555 California Street (70.0% interest)	05/28		2.56%	(7)	—	—	—		—	—	1,200,000	1,200,000
1290 Avenue of the Americas (70.0% interest)	11/28	L+151	2.83%		—	—	—		—	—	950,000	950,000
909 Third Avenue	04/31		3.23%		—	—	—		—	—	350,000	350,000
Senior unsecured notes due 2031	06/31		3.40%		—	—	—		—	—	350,000	350,000
					$—	$—	$374,815		$1,358,600	$925,000	$5,805,000	$8,463,415

Weighted average rate					0.00%	0.00%	2.85%		2.92%	2.31%	3.26%	3.09%

Fixed rate debt					$—	$—	$—		$1,050,000	$400,000	$3,040,000	$4,490,000
Fixed weighted average rate expiring					0.00%	0.00%	0.00%		2.92%	2.15%	3.49%	3.24%
Floating rate debt					$—	$—	$374,815		$308,600	$525,000	$2,765,000	$3,973,415
Floating weighted average rate expiring					0.00%	0.00%	2.85%		2.92%	2.43%	3.01%	2.92%
________________________________
(1)Represents the extended maturity for certain loans in which we have the unilateral right to extend.
(2)We hold a $105,000 participation in the mortgage loan which is included in “other assets” on our consolidated balance sheets.
(3)Upon the sale of 33-00 Northern Boulevard in June 2022, the $100,000 corporate-level interest rate swap was reallocated and now hedges the interest rate on $100,000 of the 4 Union Square South mortgage loan through January 2025. The remaining $20,000 mortgage loan balance bears interest at a floating rate of LIBOR plus 1.40% (2.46% as of June 30, 2022). The entire $120,000 will float thereafter for the duration of the loan.
(4)Pursuant to an existing swap agreement, the loan bears interest at 2.23% through March 2024. The rate was swapped from LIBOR plus 1.95% (3.07% as of June 30, 2022).
(5)Upon the June 28, 2022 refinancing of the mortgage loan, the interest rate on $350,000 of the loan was swapped to a fixed rate of 5.11% and on July 22, 2022, the interest rate on the remaining $350,000 was swapped to a fixed rate of 4.85%. The swaps result in a blended fixed interest rate of 4.98% through July 2027.
(6)Pursuant to an existing swap agreement, $750,000 of the loan bears interest at a fixed rate of 4.05% through October 2023, and the balance of $50,000 floats at a rate of SOFR plus 1.30% (2.83% as of June 30, 2022). The entire $800,000 will float thereafter for the duration of the loan.
(7)Pursuant to an existing swap agreement, our $840,000 share of the loan bears interest at a fixed rate of 2.26% through May 2024, and the balance of $360,000 floats at a rate of LIBOR plus 1.93% (3.26% as of June 30, 2022). The entire $1,200,000 will float thereafter for the duration of the loan.

TOP 30 TENANTS (unaudited)
(Amounts in thousands, except square feet)

Tenants	Square Footage At Share	Annualized Escalated Rents At Share(1)	% of Total Annualized Escalated Rents At Share
Meta Platforms, Inc.	1,451,153	$158,066	8.6%
IPG and affiliates	967,552	67,028	3.6%
New York University	685,290	45,013	2.4%
Google/Motorola Mobility (guaranteed by Google)	759,446	42,819	2.3%
Bloomberg L.P.	306,768	40,356	2.2%
Equitable Financial Life Insurance Company	336,644	35,530	1.9%
Swatch Group USA	14,949	34,456	1.9%
Yahoo Inc.	313,726	32,248	1.7%
Amazon (including its Whole Foods subsidiary)	312,694	30,094	1.6%
Neuberger Berman Group LLC	306,612	27,353	1.5%
Madison Square Garden & Affiliates	412,551	25,741	1.4%
AMC Networks, Inc.	326,717	25,441	1.4%
Apple	412,434	24,096	1.3%
Bank of America	247,459	23,984	1.3%
LVMH Brands	65,060	22,952	1.2%
Citadel	209,263	21,544	1.2%
Victoria's Secret (guaranteed by L Brands, Inc.)	33,156	19,171	1.0%
PwC	241,196	19,144	1.0%
Macy's	242,837	15,769	0.9%
Fast Retailing (Uniqlo)	47,167	13,652	0.7%
Cushman & Wakefield	127,485	13,088	0.7%
The City of New York	232,010	11,862	0.6%
Foot Locker	149,987	11,474	0.6%
Hollister	11,302	11,337	0.6%
AbbVie Inc.	168,673	11,240	0.6%
Axon Capital	93,127	10,739	0.6%
Kirkland & Ellis LLP	106,751	10,669	0.6%
Manufacturers & Traders Trust	102,622	10,451	0.6%
Alston & Bird LLP	126,872	10,161	0.5%
WSP USA	172,666	9,907	0.5%
			45.0%
________________________________
(1)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rents at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space.

SQUARE FOOTAGE (unaudited)
(Square feet in thousands)
		At Vornado's Share
	At 100%		Under Development or Not Available for Lease	In Service
		Total		Office	Retail	Showroom	Other
Segment:
New York:
Office	20,137	17,441	1,166	16,092	—	183	—
Retail	2,571	2,130	264	—	1,866	—	—
Residential - 1,671 units	1,511	778	—	—	—	—	778
Alexander's (32.4% interest), including 312 residential units	2,454	796	69	305	340	—	82
	26,673	21,145	1,499	16,397	2,206	183	860

Other:
theMART	3,899	3,890	264	2,012	102	1,296	216
555 California Street (70% interest)	1,818	1,273	—	1,240	33	—	—
Other	2,845	1,346	192	212	831	—	111
	8,562	6,509	456	3,464	966	1,296	327

Total square feet at June 30, 2022	35,235	27,654	1,955	19,861	3,172	1,479	1,187

Total square feet at March 31, 2022	35,750	28,171	2,074	20,345	3,087	1,479	1,186

Parking Garages (not included above):	Square Feet	Number of Garages	Number of Spaces
New York	1,635	9	4,804
theMART	558	4	1,643
555 California Street	168	1	453
Rosslyn Plaza	411	4	1,094
Total at June 30, 2022	2,772	18	7,994

OCCUPANCY (unaudited)

	New York	theMART	555 California Street
Occupancy rate at:
June 30, 2022	90.8%	88.6%	94.2%
March 31, 2022	91.2%	88.9%	94.2%
December 31, 2021	91.3%	88.9%	93.8%	(1)
June 30, 2021	90.0%	89.1%	97.8%
________________________________
(1)Decrease in occupancy due to 345 Montgomery Street (78,000 square feet) being placed into service during the fourth quarter of 2021.

RESIDENTIAL STATISTICS (unaudited)

		Vornado's Ownership Interest
	Number of Units	Number of Units	Occupancy Rate	Average Monthly Rent Per Unit
New York:
June 30, 2022	1,983	948	97.6%	$3,804
March 31, 2022	1,983	948	97.1%	$3,771
December 31, 2021	1,986	951	97.0%	$3,776
June 30, 2021	1,994	959	92.6%	$3,741

GROUND LEASES (unaudited)
(Amounts in thousands, except square feet)

Property	Current Annual Rent at Share		Next Option Renewal Date	Fully Extended Lease Expiration	Rent Increases and Other Information
Consolidated:
New York:
Farley (95% interest)	$4,750		None	2116	None
PENN 1:
Land	2,500		2073	2098	One 25-year renewal option at fair market value ("FMV"). FMV rent resets occur in 2023 and 2048. The FMV rent reset in 2023 has not yet been determined.
Long Island Railroad Concourse Retail	—	(1)	2048	2098	Two 25-year renewal options. Rent increases at a rate based on the increase in gross income reduced by the increase in real estate taxes and operating expenses. The next rent increase occurs in 2028 and every ten years thereafter.
260 Eleventh Avenue	4,318		None	2114	Rent increases annually by the lesser of CPI or 1.5% compounded. We have a purchase option exercisable at a future date for $110,000 increased annually by the lesser of CPI or 1.5% compounded.
888 Seventh Avenue	3,350		2028	2067	Two 20-year renewal options at FMV.
Piers 92 & 94	1,000		2060	2110	None
330 West 34th Street - 65.2% ground leased	10,265	(2)	2051	2149	Two 30-year and one 39-year renewal option at FMV.
909 Third Avenue	1,600		2041	2063	One 22-year renewal option at current annual rent.
962 Third Avenue (the Annex building to 150 East 58th Street) - 50.0% ground leased	666		None	2118	Rent resets every ten years to FMV.
Other:
Wayne Town Center	5,018		2035	2064	Two 10-year renewal options and one 9-year renewal option. Rent increases annually by the greater of CPI or 6%.
Annapolis	650		None	2042	Fixed rent increases to $750 per annum in 2032.
Unconsolidated:
61 Ninth Avenue (45.1% interest)	3,553		None	2115	Rent increases in April 2023 and every three years thereafter based on CPI, subject to a cap. In 2051, 2071 and 2096, rent resets based on the increase in the property's gross revenue net of real estate taxes, if greater than the CPI reset.
Flushing (Alexander's) (32.4% interest)	259		2027	2037	One 10-year renewal option at 90% of FMV.
________________________________
(1)In December 2020, we entered into an agreement with the Metropolitan Transportation Authority (the “MTA”) to oversee the redevelopment of the Long Island Rail Road Concourse at Penn Station (the "Concourse"). In connection with the redevelopment, we entered into an agreement with the MTA which will result in the widening of the Concourse to relieve overcrowding and our trading of 15,000 square feet of back of house space for 22,000 square feet of retail frontage space.
(2)Represents the arbitration panel’s rent reset determination. We filed a petition in New York Supreme Court to vacate or modify the arbitration determination and our petition was denied. We are evaluating the court’s decision.

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)		Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK:
PENN District:
PENN 1
(ground leased through 2098)**									Cisco, Hartford Fire Insurance, Empire Healthchoice Assurance, Inc.,
-Office	100.0%	81.4%	$73.03	2,219,000	2,219,000	—			United Healthcare Services, Inc., Siemens Mobility, WSP USA, Gusto Inc.*
-Retail	100.0%	100.0%	168.56	308,000	77,000	231,000			Bank of America, Starbucks, Blue Bottle Coffee Inc.
	100.0%	82.0%	76.69	2,527,000	2,296,000	231,000	$—

PENN 2
-Office	100.0%	100.0%	61.72	1,577,000	411,000	1,166,000			Madison Square Garden, EMC
-Retail	100.0%	100.0%	377.29	43,000	15,000	28,000			Chase Manhattan Bank
	100.0%	100.0%	72.77	1,620,000	426,000	1,194,000	575,000	(3)

Farley Office and Retail (ground and building leased through 2116)**
-Office	95.0%	100.0%	110.40	730,000	730,000	—			Meta Platforms, Inc.
-Retail	95.0%	23.6%	391.19	115,000	115,000	—			Duane Reade, Magnolia Bakery, Starbucks, Birch Coffee, H&H Bagels
	95.0%	89.7%	120.32	845,000	845,000	—	—

PENN 11
-Office	100.0%	100.0%	66.29	1,114,000	1,114,000	—			Apple, Madison Square Garden, AMC Networks, Inc., Macy's
-Retail	100.0%	80.1%	143.86	39,000	39,000	—			PNC Bank National Association, Starbucks
	100.0%	99.3%	68.47	1,153,000	1,153,000	—	500,000

100 West 33rd Street
-Office	100.0%	91.5%	71.02	859,000	859,000	—			IPG and affiliates
-Retail	100.0%	18.4%	56.16	255,000	255,000	—			Aeropostale, Candytopia
	100.0%	75.4%	70.22	1,114,000	1,114,000	—	480,000

330 West 34th Street
(65.2% ground leased through 2149)**									Structure Tone,
-Office	100.0%	75.3%	74.67	703,000	703,000	—			Deutsch, Inc., Web.com, Footlocker, HomeAdvisor, Inc.
-Retail	100.0%	91.1%	126.71	22,000	22,000	—			Starbucks
	100.0%	75.6%	76.10	725,000	725,000	—	50,150	(4)

435 Seventh Avenue
-Retail	100.0%	100.0%	35.22	43,000	43,000	—	95,696		Forever 21

7 West 34th Street
-Office	53.0%	100.0%	80.16	458,000	458,000	—			Amazon
-Retail	53.0%	100.0%	345.54	19,000	19,000	—			Amazon, Lindt, Naturalizer (guaranteed by Caleres)
	53.0%	100.0%	90.98	477,000	477,000	—	300,000

431 Seventh Avenue
-Retail	100.0%	100.0%	248.24	9,000	9,000	—	—		Essen*

138-142 West 32nd Street
-Retail	100.0%	100.0%	124.49	8,000	8,000	—	—

150 West 34th Street
-Retail	100.0%	100.0%	112.53	78,000	78,000	—	205,000		Old Navy

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)		Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
PENN District (Continued):
137 West 33rd Street
-Retail	100.0%	100.0%	$99.05		3,000	3,000	—	$—

131-135 West 33rd Street
-Retail	100.0%	100.0%	58.44		23,000	23,000	—	—

Other (3 buildings)
-Retail	100.0%	100.0%	189.30		16,000	16,000	—	—

Total PENN District					8,641,000	7,216,000	1,425,000	2,205,846

Midtown East:
909 Third Avenue
(ground leased through 2063)**									IPG and affiliates, AbbVie Inc., United States Post Office,
-Office	100.0%	93.1%	67.27	(5)	1,350,000	1,350,000	—	350,000	Geller & Company, Morrison Cohen LLP, Sard Verbinnen

150 East 58th Street(6)
-Office	100.0%	88.6%	79.26		541,000	541,000	—		Castle Harlan, Tournesol Realty LLC (Peter Marino)
-Retail	100.0%	100.0%	96.02		3,000	3,000	—
	100.0%	88.6%	79.35		544,000	544,000	—	—

715 Lexington Avenue
-Retail	100.0%	100.0%	192.34		22,000	22,000	—	—	Orangetheory Fitness, Casper, Santander Bank, Blu Dot*

966 Third Avenue
-Retail	100.0%	100.0%	103.17		7,000	7,000	—	—	McDonald's

968 Third Avenue
-Retail	50.0%	100.0%	176.33		7,000	7,000	—	—	Wells Fargo

Total Midtown East					1,930,000	1,930,000	—	350,000

Midtown West:
888 Seventh Avenue
(ground leased through 2067)**									Axon Capital LP, Lone Star US Acquisitions LLC, Top-New York, Inc.,*
-Office	100.0%	93.6%	96.10		872,000	872,000	—		Vornado Executive Headquarters, United Talent Agency
-Retail	100.0%	100.0%	258.38		15,000	15,000	—		Redeye Grill L.P.
	100.0%	93.6%	97.64		887,000	887,000	—	288,600

57th Street - 2 buildings
-Office	50.0%	85.4%	60.89		81,000	81,000	—
-Retail	50.0%	42.5%	103.48		22,000	22,000	—
	50.0%	78.3%	64.74		103,000	103,000	—	20,000

825 Seventh Avenue
-Office	50.0%	80.1%	59.72		168,000	168,000	—	56,010	Young Adult Institute Inc., New Alternatives for Children, Inc.*
-Retail	100.0%	48.6%	72.57		4,000	4,000	—	—
		79.4%	59.90		172,000	172,000	—	56,010

Total Midtown West					1,162,000	1,162,000	—	364,610

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Park Avenue:
280 Park Avenue								Cohen & Steers Inc., Franklin Templeton Co. LLC,
-Office	50.0%	98.0%	$108.92	1,236,000	1,236,000	—		PJT Partners, Investcorp International Inc., GIC Inc., Wells Fargo
-Retail	50.0%	100.0%	82.26	28,000	28,000	—		Scottrade Inc., Starbucks, Fasano Restaurant
	50.0%	98.1%	108.31	1,264,000	1,264,000	—	$1,200,000

350 Park Avenue								Citadel, Marshall Wace North America,
-Office	100.0%	78.9%	106.78	567,000	567,000	—		M&T Bank, Square Mile Capital Management
-Retail	100.0%	91.5%	266.76	18,000	18,000	—		Fidelity Investments, AT&T Wireless, Valley National Bank
	100.0%	79.3%	112.32	585,000	585,000	—	400,000

Total Park Avenue				1,849,000	1,849,000	—	1,600,000
Grand Central:
90 Park Avenue								Alston & Bird, Capital One, PwC, MassMutual,
-Office	100.0%	100.0%	81.86	938,000	938,000	—		Factset Research Systems Inc., Foley & Lardner
-Retail	100.0%	72.8%	167.66	18,000	18,000	—		Citibank, Starbucks
	100.0%	99.5%	83.01	956,000	956,000	—	—

510 Fifth Avenue
-Retail	100.0%	52.0%	218.50	65,000	65,000	—	—	The North Face

Total Grand Central				1,021,000	1,021,000	—	—

Madison/Fifth:
640 Fifth Avenue								Fidelity Investments, Abbott Capital Management,
-Office	52.0%	87.4%	104.31	246,000	246,000	—		Avolon Aerospace, Houlihan Lokey Advisors Parent, Inc.
-Retail	52.0%	100.0%	1,010.32	69,000	69,000	—		Victoria's Secret (guaranteed by L Brands, Inc.), Dyson
	52.0%	89.3%	258.49	315,000	315,000	—	500,000

666 Fifth Avenue
-Retail	52.0%	100.0%	517.55	114,000(7)	114,000	—	—	Fast Retailing (Uniqlo), Hollister, Tissot

595 Madison Avenue								LVMH Moet Hennessy Louis Vuitton Inc.,
-Office	100.0%	82.4%	80.02	301,000	301,000	—		Albea Beauty Solutions, Aerin LLC
-Retail	100.0%	100.0%	733.24	30,000	30,000	—		Fendi, Berluti, Christofle Silver Inc.
	100.0%	83.5%	129.58	331,000	331,000	—	—

650 Madison Avenue								Memorial Sloan Kettering Cancer Center, Sotheby's International Realty, Inc.,
-Office	20.1%	94.3%	113.92	564,000	564,000	—		Polo Ralph Lauren, Willett Advisors LLC (Bloomberg Philanthropies), BC Partners Inc.
-Retail	20.1%	94.7%	1,040.52	37,000	37,000	—		Moncler USA Inc., Tod's, Celine, Balmain
	20.1%	94.3%	150.53	601,000	601,000	—	800,000

689 Fifth Avenue
-Office	52.0%	100.0%	91.36	81,000	81,000	—		Yamaha Artist Services Inc., Brunello Cucinelli USA Inc.
-Retail	52.0%	62.0%	711.50	17,000	17,000	—		MAC Cosmetics, Canada Goose
	52.0%	93.9%	157.71	98,000	98,000	—	—

655 Fifth Avenue
-Retail	50.0%	100.0%	285.76	57,000	57,000	—	—	Ferragamo

697-703 Fifth Avenue
-Retail	44.8%	100.0%	3,635.23	26,000	26,000	—	450,000	Swatch Group USA, Harry Winston

Total Madison/Fifth				1,542,000	1,542,000	—	1,750,000

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Midtown South:
770 Broadway
-Office	100.0%	100.0%	$106.78	1,077,000	1,077,000	—		Meta Platforms, Inc., Yahoo Inc.
-Retail	100.0%	92.0%	92.12	106,000	106,000	—		Bank of America N.A., Wegmans Food Markets
	100.0%	99.3%	105.65	1,183,000	1,183,000	—	$700,000

One Park Avenue
								New York University, BMG Rights Management LLC,
-Office	100.0%	95.4%	66.79	867,000	867,000	—		Robert A.M. Stern Architect
-Retail	100.0%	90.1%	82.31	78,000	78,000	—		Bank of Baroda, Citibank, Equinox
	100.0%	95.0%	67.98	945,000	945,000	—	525,000
4 Union Square South
-Retail	100.0%	100.0%	123.25	204,000	204,000	—	120,000	Burlington, Whole Foods Market, DSW, Sephora

692 Broadway
-Retail	100.0%	64.4%	68.57	36,000	36,000	—	—	Equinox

Total Midtown South				2,368,000	2,368,000	—	1,345,000

Rockefeller Center:
1290 Avenue of the Americas								Equitable Financial Life Insurance Company, Hachette Book Group Inc.,
								Bryan Cave LLP, Neuberger Berman Group LLC, SSB Realty LLC,
								Cushman & Wakefield, Columbia University, LinkLaters, Venable LLP,
-Office	70.0%	100.0%	92.58	2,043,000	2,043,000	—		Fubotv Inc
-Retail	70.0%	78.3%	302.57	77,000	77,000	—		Duane Reade, JPMorgan Chase Bank, Sovereign Bank, Starbucks
	70.0%	99.4%	97.11	2,120,000	2,120,000	—	950,000

Wall Street/Downtown:
40 Fulton Street
-Office	100.0%	81.0%	56.02	246,000	246,000	—		Safety National Casualty Corp, Fortune Media Corp.
-Retail	100.0%	100.0%	120.07	5,000	5,000	—		TD Bank
	100.0%	81.4%	57.49	251,000	251,000	—	—

SoHo:
484-486 Broadway
-Retail	100.0%	100.0%	293.99	18,000	13,000	5,000		Madewell, J. Crew
-Residential (7 units)	100.0%	85.7%		12,000	12,000	—
	100.0%			30,000	25,000	5,000	—

606 Broadway (19 East Houston Street)
-Office	50.0%	100.0%	129.08	30,000	30,000	—		WeWork
-Retail	50.0%	100.0%	685.54	6,000	6,000	—		HSBC, Harman International
	50.0%	100.0%	202.27	36,000	36,000	—	74,119

443 Broadway
-Retail	100.0%	100.0%	62.16	16,000	16,000	—	—	Blick Art Materials*

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
SoHo (Continued):
304 Canal Street
-Retail	100.0%	100.0%	$53.35	4,000	4,000	—		Stellar Works
-Residential (4 units)	100.0%	100.0%		9,000	9,000	—
	100.0%			13,000	13,000	—	$—

334 Canal Street
-Retail	100.0%	100.0%	30.36	4,000	4,000	—
-Residential (4 units)	100.0%	100.0%		10,000	10,000	—
	100.0%			14,000	14,000	—	—

148 Spring Street
-Retail	100.0%	42.4%	396.16	8,000	8,000	—	—	Dr. Martens

150 Spring Street
-Retail	100.0%	74.2%	102.47	6,000	6,000	—
-Residential (1 unit)	100.0%	100.0%		1,000	1,000	—
	100.0%			7,000	7,000	—	—

Total SoHo				124,000	119,000	5,000	74,119

Times Square:
1540 Broadway								Forever 21, Disney, Sunglass Hut,
-Retail	52.0%	79.9%	168.78	161,000	161,000	—	—	MAC Cosmetics, U.S. Polo

1535 Broadway
-Retail	52.0%	95.3%	1,197.98	45,000	45,000	—		T-Mobile, Invicta, Swatch Group USA, Levi's, Sephora
-Theatre	52.0%	100.0%	15.18	62,000	62,000	—		Nederlander-Marquis Theatre
	52.0%	98.2%	446.33	107,000	107,000	—	—

Total Times Square				268,000	268,000	—	—

Upper East Side:
1131 Third Avenue
-Retail	100.0%	100.0%	198.79	23,000	23,000	—	—	Nike, Crunch LLC, J.Jill

759-771 Madison Avenue (40 East 66th Street)
-Residential (4 units)	100.0%	100.0%		10,000	10,000
				10,000	10,000	—	—

Total Upper East Side				33,000	33,000	—	—

Chelsea/Meatpacking District:
260 Eleventh Avenue
(ground leased through 2114)**
-Office	100.0%	95.5%	48.83	209,000	209,000	—	—	The City of New York

85 Tenth Avenue								Google, Telehouse International Corp.,
-Office	49.9%	90.5%	95.53	595,000	595,000	—		L-3 Communications, Clear Secure, Inc.*
-Retail	49.9%	55.2%	53.26	43,000	43,000	—
	49.9%	88.4%	93.91	638,000	638,000	—	625,000

537 West 26th Street
-Retail	100.0%	100.0%	161.89	17,000	17,000	—	—	The Chelsea Factory Inc.

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Chelsea/Meatpacking District (Continued):
61 Ninth Avenue (2 buildings)
(ground leased through 2115)**
-Office	45.1%	100.0%	$132.95	171,000	171,000	—		Aetna Life Insurance Company, Apple
-Retail	45.1%	100.0%	361.81	23,000	23,000	—		Starbucks
	45.1%	100.0%	148.01	194,000	194,000	—	$167,500

512 West 22nd Street								Warner Media, Next Jump, Pura Vida Investments,
-Office	55.0%	74.9%	120.10	165,000	165,000	—		Capricorn Investment Group
-Retail	55.0%	100.0%	100.56	8,000	8,000	—		Galeria Nara Roesler, Harper's Books
	55.0%	76.0%	118.91	173,000	173,000	—	134,364

Total Chelsea/Meatpacking District				1,231,000	1,231,000	—	926,864

Upper West Side:
50-70 West 93rd Street
-Residential (324 units)	49.9%	99.7%	—	283,000	283,000	—	83,500

Tribeca:
Independence Plaza
-Residential (1,327 units)	50.1%	96.9%		1,186,000	1,186,000	—
-Retail	50.1%	87.6%	68.10	73,000	73,000	—		Duane Reade
	50.1%			1,259,000	1,259,000	—	675,000

339 Greenwich Street
-Retail	100.0%	100.0%	71.31	8,000	8,000	—	—	Sarabeth's

Total Tribeca				1,267,000	1,267,000	—	675,000
New Jersey:
Paramus
-Office	100.0%	83.2%	24.89	129,000	129,000	—	—	Vornado's Administrative Headquarters

Properties to be Developed:
PENN 15 (Hotel Pennsylvania site)
-Land	100.0%	—	—	—	—	—	—

57th Street
-Land	50.0%	—	—	—	—	—	—

Eighth Avenue and 34th Street
-Land	100.0%	—	—	—	—	—	—

New York Office:

Total		92.6%	$85.92	20,137,000	18,971,000	1,166,000	$8,471,336

Vornado's Ownership Interest		92.1%	$83.24	17,441,000	16,275,000	1,166,000	$6,030,049

New York Retail:

Total		78.5%	$270.32	2,571,000	2,307,000	264,000	$1,095,103

Vornado's Ownership Interest		76.3%	$220.73	2,130,000	1,866,000	264,000	$809,580

New York Residential:

Total		97.7%		1,511,000	1,511,000	—	$758,500

Vornado's Ownership Interest		97.6%		778,000	778,000	—	$379,841
`

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
ALEXANDER'S, INC.:
New York:
731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$132.45	939,000	939,000	—	$500,000	Bloomberg L.P.
-Retail	32.4%	90.3%	249.81	140,000	140,000	—	300,000	The Home Depot, Hutong, Capital One*
	32.4%	98.9%	144.65	1,079,000	1,079,000	—	800,000

Rego Park I, Queens (4.8 acres)	32.4%	100.0%	49.32	338,000	260,000	78,000	—	Burlington, Bed Bath & Beyond, Marshalls, IKEA

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	86.8%	63.40	615,000	480,000	135,000	202,544	Costco, Kohl's, TJ Maxx

Flushing, Queens (1.0 acre ground leased through 2037)**	32.4%	100.0%	32.17	167,000	167,000	—	—	New World Mall LLC

The Alexander Apartment Tower,
Rego Park, Queens, NY
Residential (312 units)	32.4%	99.0%		255,000	255,000	—	94,000

Property to be Developed:
Rego Park III (adjacent to Rego Park II),
Queens, NY (3.2 acres)	32.4%	—		—	—	—	—

Total Alexander's	32.4%	96.2%	103.86	2,454,000	2,241,000	213,000	1,096,544

Total New York		91.6%	$102.32	26,673,000	25,030,000	1,643,000	$11,421,483

Vornado's Ownership Interest		90.8%	$95.00	21,145,000	19,646,000	1,499,000	$7,574,750
________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot and average occupancy percentage for office properties excludes garages and de minimis amounts of storage space. Weighted average escalated annual rent per square foot for retail excludes non-selling space.
(2)Represents contractual debt obligations.
(3)Secured amount outstanding on revolving credit facilities.
(4)Amount represents debt on land which is owned 34.8% by Vornado.
(5)Excludes US Post Office lease for 492,000 square feet.
(6)Includes 962 Third Avenue (the Annex building to 150 East 58th Street) 50.0% ground leased through 2118**.
(7)75,000 square feet is leased from 666 Fifth Avenue Office Condominium.

OTHER SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
theMART:
theMART, Chicago								Motorola Mobility (guaranteed by Google),
								CCC Information Services,
								1871, ANGI Home Services, Inc, Yelp Inc., Paypal, Inc.,
								Allscripts Healthcare, Kellogg Company,
								Chicago School of Professional Psychology, ConAgra Foods Inc.,
								Innovation Development Institute, Inc., Avant LLC*,
-Office	100.0%	89.0%	$51.06	2,068,000	2,012,000	56,000		Allstate Insurance Company, Medline Industries, Inc*
								Steelcase, Baker, Knapp & Tubbs, Holly Hunt Ltd.,
-Showroom/Trade show	100.0%	88.8%	60.18	1,512,000	1,512,000	—		Allsteel Inc.
-Retail	100.0%	72.8%	56.52	92,000	92,000	—
	100.0%	88.5%	55.00	3,672,000	3,616,000	56,000	$—

Other (2 properties)	50.0%	100.0%	48.61	19,000	19,000	—	27,620
Total theMART, Chicago				3,691,000	3,635,000	56,000	27,620

Piers 92 and 94 (New York) (ground and building leased through 2110)**	100.0%	—	—	208,000	—	208,000	—

Property to be Developed:
527 West Kinzie, Chicago	100.0%	—	—	—	—	—	—

Total theMART		88.6%	$54.96	3,899,000	3,635,000	264,000	$27,620

Vornado's Ownership Interest		88.6%	$54.98	3,890,000	3,626,000	264,000	$13,810

555 California Street:
555 California Street	70.0%	98.3%	$91.33	1,505,000	1,505,000	—	$1,200,000	Bank of America, N.A., Dodge & Cox, Goldman Sachs & Co.,
								Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
								McKinsey & Company Inc., UBS Financial Services,
								KKR Financial, Microsoft Corporation,
								Fenwick & West LLP, Sidley Austin

315 Montgomery Street	70.0%	100.0%	84.58	235,000	235,000	—	—	Bank of America, N.A., Regus, Ripple Labs Inc., Blue Shield, Lending Home Corporation

345 Montgomery Street	70.0%	0.0%	—	78,000	78,000	—	—

Total 555 California Street		94.2%	$90.41	1,818,000	1,818,000	—	$1,200,000

Vornado's Ownership Interest		94.2%	$90.41	1,273,000	1,273,000	—	$840,000

________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent and garages.
(2)Represents the contractual debt obligations.

OTHER SEGMENT
PROPERTY TABLE
Property	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet				Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
				Total Property	In Service		Under Development or Not Available for Lease
					Owned by Company	Owned by Tenant(2)
OTHER:
Virginia:
Rosslyn Plaza
-Office - 4 buildings	46.2%	64.1%	$52.05	736,000	432,000	—	304,000		Corporate Executive Board, Nathan Associates, Inc.
-Residential - 2 buildings (197 units)	43.7%	97.0%		253,000	253,000	—	—
				989,000	685,000	—	304,000	$36,372

Fashion Centre Mall	7.5%	98.1%	38.89	868,000	868,000	—	—	412,700	Macy's, Nordstrom

Washington Tower	7.5%	75.0%	54.74	170,000	170,000	—	—	42,300	The Rand Corporation

New Jersey:
Wayne Town Center, Wayne (ground leased through 2064)**	100.0%	100.0%	34.50	690,000	195,000	443,000	52,000	—	JCPenney, Costco, Dick's Sporting Goods,
									Nordstrom Rack

Atlantic City (11.3 acres ground leased through 2070 to VICI Properties for a portion of the Borgata Hotel and Casino complex)	100.0%	100.0%	—	—	—	—	—	—	VICI Properties (ground lessee)

Maryland:
Annapolis (ground and building leased through 2042)**	100.0%	100.0%	8.99	128,000	128,000	—	—	—	The Home Depot

Total Other		90.4%	$38.41	2,845,000	2,046,000	443,000	356,000	$491,372

Vornado's Ownership Interest		92.7%	$33.93	1,346,000	711,000	443,000	192,000	$52,461
________________________________
**    Term assumes all renewal options exercised, if applicable.

(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent, garages and residential.
(2)Owned by tenant on land leased from the company.
(3)Represents the contractual debt obligations.

REAL ESTATE FUND
PROPERTY TABLE
	Fund % Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
VORNADO CAPITAL PARTNERS
REAL ESTATE FUND:
New York, NY:
Lucida, 86th Street and Lexington Avenue
(ground leased through 2082)**								Target, Hennes & Mauritz,
-Retail	100.0%	100.0%	$238.18	98,000	98,000	—		Sephora, Bank of America
-Residential (39 units)	100.0%	92.3%		59,000	59,000	—
	100.0%			157,000	157,000	—	$145,075

Crowne Plaza Times Square (0.64 acres owned in fee; 0.18 acres ground leased through 2187 and 0.05 acres ground leased through 2035)**(3)
-Hotel (795 Rooms)
-Retail	75.7%	27.9%	438.48	50,000	50,000	—		Krispy Kreme, BHT Broadway
-Office	75.7%	100.0%	51.70	196,000	196,000	—		American Management Association, Open Jar, Association for Computing Machinery
	75.7%	86.7%	74.71	246,000	246,000	—	274,355

Total Real Estate Fund	88.8%	90.5%	$126.79	403,000	403,000	—	$419,430

Vornado's Ownership Interest	28.6%	89.8%	$117.56	120,000	120,000	—	$126,532
________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent and garages.
(2)Represents the contractual debt obligations.
(3)We own a 32.8% economic interest through the Fund and the Crowne Plaza Joint Venture.

INVESTOR INFORMATION

Corporate Officers:
Steven Roth	Chairman of the Board and Chief Executive Officer
Michael J. Franco	President and Chief Financial Officer
Glen J. Weiss	Executive Vice President - Office Leasing - Co-Head of Real Estate
Barry S. Langer	Executive Vice President - Development - Co-Head of Real Estate
Haim Chera	Executive Vice President - Head of Retail
Thomas J. Sanelli	Executive Vice President - Finance and Chief Administrative Officer

RESEARCH COVERAGE

James Feldman	Caitlin Burrows/Julien Blouin	Ronald Kamdem
Bank of America/BofA Securities	Goldman Sachs	Morgan Stanley
646-855-5808	212-902-4736/212-357-7297	212-296-8319

John P. Kim	Daniel Ismail/Dylan Burzinski	Alexander Goldfarb/Connor Mitchell
BMO Capital Markets	Green Street Advisors	Piper Sandler
212-885-4115	949-640-8780	212-466-7937/203-861-7615

Michael Bilerman/Michael Griffin	Anthony Paolone/Ray Zhong	Nicholas Yulico
Citi	JP Morgan	Scotia Capital (USA) Inc
212-816-1383/212-816-5871	212-622-6682/212-622-5411	212-225-6904

Derek Johnston	Mark Streeter/Ian Snyder	Michael Lewis/Joab Dempsey
Deutsche Bank	JP Morgan Fixed Income	Truist Securities
212-250-5683	212-834-5086/212-834-3798	212-319-5659/443-545-4245

Steve Sakwa/Brian Spahn	Vikram Malhotra/Amit Nihalani
Evercore ISI	Mizuho Securities (USA) Inc.
212-446-9462/212-446-9459	212-282-3827/212-282-3996

Research Coverage - is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

APPENDIX
DEFINITIONS AND NON-GAAP RECONCILIATIONS

FINANCIAL SUPPLEMENT DEFINITIONS
The financial supplement includes various non-GAAP financial measures. Descriptions of these non-GAAP measures are provided below. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are provided on the following pages.
Net Operating Income ("NOI") at Share and NOI at Share - Cash Basis - NOI at share represents total revenues less operating expenses including our share of partially owned entities. NOI at share - cash basis represents NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, net and other non-cash adjustments. We consider NOI at share - cash basis to be the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on NOI at share - cash basis, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. NOI at share and NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.
Same Store NOI at Share and Same Store NOI at Share - Cash Basis - Same store NOI at share represents NOI at share from operations which are in service in both the current and prior year reporting periods. Same store NOI at share - cash basis is same store NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, net and other non-cash adjustments. We present these non-GAAP measures to (i) facilitate meaningful comparisons of the operational performance of our properties and segments, (ii) make decisions on whether to buy, sell or refinance properties, and (iii) compare the performance of our properties and segments to those of our peers. Same store NOI at share and same store NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.
Funds From Operations ("FFO") - FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of certain real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets and other specified items, including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because they exclude the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. The Company also uses FFO attributable to common shareholders plus assumed conversions, as adjusted for certain items that impact the comparability of period-to-period FFO, as one of several criteria to determine performance-based compensation for senior management. FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure. FFO may not be comparable to similarly titled measures employed by other companies.
Funds Available For Distribution ("FAD") - FAD is defined as FFO less (i) cash basis recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre") - EBITDAre (i.e., EBITDA for real estate companies) is a non-GAAP financial measure established by NAREIT, which may not be comparable to EBITDA reported by other REITs that do not compute EBITDA in accordance with the NAREIT definition. NAREIT defines EBITDAre as GAAP net income or loss, plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property including losses and gains on change of control, plus impairment write-downs of depreciated property and of investments in unconsolidated joint ventures caused by a decrease in value of depreciated property in the joint venture, plus adjustments to reflect the entity's share of EBITDA of unconsolidated joint ventures. The Company has included EBITDAre because it is a performance measure used by other REITs and therefore may provide useful information to investors in comparing Vornado's performance to that of other REITs.
- i -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS TO NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2022
	2022	2021		2022	2021
Net income attributable to common shareholders	$50,418	$48,045	$26,478	$76,896	$52,128
Per diluted share	$0.26	$0.25	$0.14	$0.40	$0.27

Certain (income) expense items that impact net income attributable to common shareholders:
Net gain on sale of the Center Building (33-00 Northern Boulevard, Long Island City, NY)	$(15,213)	$—	$—	$(15,213)	$—
Refund of New York City transfer taxes related to the April 2019 transfer to Fifth Avenue and Times Square JV	(13,613)	—	—	(13,613)	—
Hotel Pennsylvania loss	8,931	4,992	8,929	17,860	13,982
Deferred tax liability on our investment in Farley Office and Retail (held through a taxable REIT subsidiary)	3,234	—	3,173	6,407	—
After-tax net gain on sale of 220 CPS condominium unit(s) and ancillary amenities	(673)	(22,208)	(5,412)	(6,085)	(22,208)
Other	3,760	(5,508)	(1,100)	2,660	(5,574)
	(13,574)	(22,724)	5,590	(7,984)	(13,800)
Noncontrolling interests' share of above adjustments	559	1,483	(386)	297	922
Total of certain (income) expense items that impact net income attributable to common shareholders	$(13,015)	$(21,241)	$5,204	$(7,687)	$(12,878)

Net income attributable to common shareholders, as adjusted (non-GAAP)	$37,403	$26,804	$31,682	$69,209	$39,250
Per diluted share (non-GAAP)	$0.19	$0.14	$0.16	$0.36	$0.20
- ii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2022
	2022	2021		2022	2021
Reconciliation of net income attributable to common shareholders to FFO attributable to common shareholders plus assumed conversions (non-GAAP):
Net income attributable to common shareholders	$50,418	$48,045	$26,478	$76,896	$52,128
Per diluted share	$0.26	$0.25	$0.14	$0.40	$0.27

FFO adjustments:
Depreciation and amortization of real property	$106,620	$82,396	$105,962	$212,582	$170,115
Net gain on sale of real estate	(27,803)	—	(551)	(28,354)	—
Proportionate share of adjustments to equity in net income of partially owned entities to arrive at FFO:
Depreciation and amortization of real property	33,681	34,846	32,139	65,820	69,704
Net gain on sale of real estate	(175)	(3,052)	—	(175)	(3,052)
Increase in fair value of marketable securities	—	(1,216)	—	—	(1,405)
	112,323	112,974	137,550	249,873	235,362
Noncontrolling interests' share of above adjustments	(7,781)	(7,666)	(9,506)	(17,287)	(15,741)
FFO adjustments, net	$104,542	$105,308	$128,044	$232,586	$219,621

FFO attributable to common shareholders (non-GAAP)	$154,960	$153,353	$154,522	$309,482	$271,749
Impact of assumed conversion of dilutive convertible securities	5	11	386	515	22
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	154,965	153,364	154,908	309,997	271,771
Add back of FFO allocated to noncontrolling interests of the Operating Partnership	11,535	10,708	11,471	23,006	18,895
FFO attributable to Class A unitholders (non-GAAP)	$166,500	$164,072	$166,379	$333,003	$290,666
FFO per diluted share (non-GAAP)	$0.80	$0.80	$0.80	$1.60	$1.41
- iii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2022
	2022	2021		2022	2021
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$154,965	$153,364	$154,908	$309,997	$271,771
Per diluted share (non-GAAP)	$0.80	$0.80	$0.80	$1.60	$1.41

Certain expense (income) items that impact FFO attributable to common shareholders plus assumed conversions:
Deferred tax liability on our investment in Farley Office and Retail (held through a taxable REIT subsidiary)	$3,234	$—	$3,173	$6,407	$—
After-tax net gain on sale of 220 CPS condominium unit(s) and ancillary amenities	(673)	(22,208)	(5,412)	(6,085)	(22,208)
Other	2,912	953	(549)	2,363	7,304
	5,473	(21,255)	(2,788)	2,685	(14,904)
Noncontrolling interests' share of above adjustments	(379)	1,052	193	(186)	653
Total of certain expense (income) items that impact FFO attributable to common shareholders plus assumed conversions, net	$5,094	$(20,203)	$(2,595)	$2,499	$(14,251)

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$160,059	$133,161	$152,313	$312,496	$257,520
Per diluted share (non-GAAP)	$0.83	$0.69	$0.79	$1.62	$1.34

- iv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FAD (unaudited)
(Amounts in thousands)
		For the Three Months Ended			For the Six Months Ended June 30,
		June 30,		March 31, 2022
		2022	2021		2022	2021
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	(A)	$154,965	$153,364	$154,908	$309,997	$271,771

Adjustments to arrive at FAD (non-GAAP):
Certain items that impact FAD		4,665	(21,849)	(2,788)	1,877	(15,936)
Recurring tenant improvements, leasing commissions and other capital expenditures		(42,826)	(66,225)	(36,757)	(79,583)	(103,295)
Stock-based compensation expense		5,846	6,154	13,155	19,001	27,379
Amortization of debt issuance costs		6,658	6,428	5,555	12,213	13,194
Personal property depreciation		1,197	1,683	1,214	2,411	3,420
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other		(4,275)	846	(3,130)	(7,405)	(352)
Noncontrolling interests in the Operating Partnership's share of above adjustments		1,991	4,649	1,572	3,563	4,692
FAD adjustments, net	(B)	(26,744)	(68,314)	(21,179)	(47,923)	(70,898)

FAD (non-GAAP)	(A+B)	$128,221	$85,050	$133,729	$262,074	$200,873

FAD payout ratio (1)		80.3%	120.5%	76.8%	77.9%	101.9%
________________________________
(1)FAD payout ratios on a quarterly basis are not necessarily indicative of amounts for the full year due to fluctuation in timing of cash expenditures, the commencement of new leases and the seasonality of our operations.
- v -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME TO NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2022
	2022	2021		2022	2021
Net income	$68,903	$76,832	$53,375	$122,278	$103,825
Depreciation and amortization expense	118,662	89,777	117,443	236,105	185,131
General and administrative expense	31,902	30,602	41,216	73,118	74,788
Transaction related costs and other	2,960	106	1,005	3,965	949
Income from partially owned entities	(25,720)	(31,426)	(33,714)	(59,434)	(60,499)
Loss (income) from real estate fund investments	142	(5,342)	(5,674)	(5,532)	(5,173)
Interest and other investment income, net	(3,036)	(1,539)	(1,018)	(4,054)	(3,061)
Interest and debt expense	62,640	51,894	52,109	114,749	101,958
Net gains on disposition of wholly owned and partially owned assets	(28,832)	(25,724)	(6,552)	(35,384)	(25,724)
Income tax expense	3,564	2,841	7,411	10,975	4,825
NOI from partially owned entities	74,060	77,235	78,692	152,752	155,991
NOI attributable to noncontrolling interests in consolidated subsidiaries	(16,299)	(15,689)	(20,035)	(36,334)	(33,335)
NOI at share	288,946	249,567	284,258	573,204	499,675
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(4,275)	846	(3,130)	(7,405)	(352)
NOI at share - cash basis	$284,671	$250,413	$281,128	$565,799	$499,323
- vi -

NON-GAAP RECONCILIATIONS COMPONENTS OF NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended June 30,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021
New York	$364,162	$301,144	$(176,572)	$(156,033)	$187,590	$145,111	$(11,117)	$4,832	$176,473	$149,943
Other	89,332	77,797	(45,737)	(34,887)	43,595	42,910	1,730	(370)	45,325	42,540
Consolidated total	453,494	378,941	(222,309)	(190,920)	231,185	188,021	(9,387)	4,462	221,798	192,483
Noncontrolling interests' share in consolidated subsidiaries	(54,677)	(29,709)	38,378	14,020	(16,299)	(15,689)	7,679	(257)	(8,620)	(15,946)
Our share of partially owned entities	119,880	121,136	(45,820)	(43,901)	74,060	77,235	(2,567)	(3,359)	71,493	73,876
Vornado's share	$518,697	$470,368	$(229,751)	$(220,801)	$288,946	$249,567	$(4,275)	$846	$284,671	$250,413

	For the Three Months Ended March 31, 2022
	Total Revenues	Operating Expenses	NOI	Non-cash Adjustments(1)	NOI - cash basis
New York	$358,548	$(177,535)	$181,013	$(17,445)	$163,568
Other	83,582	(38,994)	44,588	688	45,276
Consolidated total	442,130	(216,529)	225,601	(16,757)	208,844
Noncontrolling interests' share in consolidated subsidiaries	(53,867)	33,832	(20,035)	14,635	(5,400)
Our share of partially owned entities	122,558	(43,866)	78,692	(1,008)	77,684
Vornado's share	$510,821	$(226,563)	$284,258	$(3,130)	$281,128

	For the Six Months Ended June 30,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021
New York	$722,710	$605,115	$(354,107)	$(317,018)	$368,603	$288,097	$(28,562)	$8,877	$340,041	$296,974
Other	172,914	153,803	(84,731)	(64,881)	88,183	88,922	2,418	(830)	90,601	88,092
Consolidated total	895,624	758,918	(438,838)	(381,899)	456,786	377,019	(26,144)	8,047	430,642	385,066
Noncontrolling interests' share in consolidated subsidiaries	(108,544)	(57,630)	72,210	24,295	(36,334)	(33,335)	22,314	(773)	(14,020)	(34,108)
Our share of partially owned entities	242,438	243,501	(89,686)	(87,510)	152,752	155,991	(3,575)	(7,626)	149,177	148,365
Vornado's share	$1,029,518	$944,789	$(456,314)	$(445,114)	$573,204	$499,675	$(7,405)	$(352)	$565,799	$499,323
________________________________
(1)Includes adjustments for straight-line rents, amortization of acquired below-market leases, net and other.
- vii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED JUNE 30, 2022 COMPARED TO JUNE 30, 2021 (unaudited)
(Amounts in thousands)

	Total	New York	theMART	555 California Street	Other
NOI at share for the three months ended June 30, 2022	$288,946	$248,092	$19,947	$16,724	$4,183
Less NOI at share from:
Change in ownership interest in One Park Avenue	(5,308)	(5,308)	—	—	—
Dispositions	(1,628)	(1,628)	—	—	—
Development properties	(21,667)	(21,667)	—	—	—
Other non-same store income, net	(5,476)	(1,293)	—	—	(4,183)
Same store NOI at share for the three months ended June 30, 2022	$254,867	$218,196	$19,947	$16,724	$—

NOI at share for the three months ended June 30, 2021	$249,567	$211,038	$18,412	$16,038	$4,079
Less NOI at share from:
Dispositions	(2,038)	(2,038)	—	—	—
Development properties	(9,066)	(8,789)	—	(277)	—
Hotel Pennsylvania	5,533	5,533	—	—	—
Other non-same store income, net	(6,102)	(2,023)	—	—	(4,079)
Same store NOI at share for the three months ended June 30, 2021	$237,894	$203,721	$18,412	$15,761	$—

Increase in same store NOI at share	$16,973	$14,475	$1,535	$963	$—

% increase in same store NOI at share	7.1%	7.1%	8.3%	6.1%	0.0%

- viii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED JUNE 30, 2022 COMPARED TO JUNE 30, 2021 (unaudited)
(Amounts in thousands)

	Total	New York	theMART	555 California Street	Other
NOI at share - cash basis for the three months ended June 30, 2022	$284,671	$241,903	$21,541	$16,855	$4,372
Less NOI at share - cash basis from:
Change in ownership interest in One Park Avenue	(3,830)	(3,830)	—	—	—
Dispositions	(1,715)	(1,715)	—	—	—
Development properties	(14,657)	(14,657)	—	—	—
Other non-same store income, net	(5,971)	(1,599)	—	—	(4,372)
Same store NOI at share - cash basis for the three months ended June 30, 2022	$258,498	$220,102	$21,541	$16,855	$—

NOI at share - cash basis for the three months ended June 30, 2021	$250,413	$211,579	$19,501	$14,952	$4,381
Less NOI at share - cash basis from:
Dispositions	(2,200)	(2,200)	—	—	—
Development properties	(8,785)	(8,508)	—	(277)	—
Hotel Pennsylvania	5,556	5,556	—	—	—
Other non-same store income, net	(6,516)	(2,135)	—	—	(4,381)
Same store NOI at share - cash basis for the three months ended June 30, 2021	$238,468	$204,292	$19,501	$14,675	$—

Increase in same store NOI at share - cash basis	$20,030	$15,810	$2,040	$2,180	$—

% increase in same store NOI at share - cash basis	8.4%	7.7%	10.5%	14.9%	0.0%

- ix -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE SIX MONTHS ENDED JUNE 30, 2022 COMPARED TO JUNE 30, 2021 (unaudited)
(Amounts in thousands)

	Total	New York	theMART	555 California Street	Other
NOI at share for the six months ended June 30, 2022	$573,204	$491,759	$39,861	$32,959	$8,625
Less NOI at share from:
Change in ownership interest in One Park Avenue	(11,263)	(11,263)	—	—	—
Dispositions	(3,435)	(3,435)	—	—	—
Development properties	(42,527)	(42,527)	—	—	—
Other non-same store income, net	(11,761)	(3,136)	—	—	(8,625)
Same store NOI at share for the six months ended June 30, 2022	$504,218	$431,398	$39,861	$32,959	$—

NOI at share for the six months ended June 30, 2021	$499,675	$422,176	$36,519	$32,102	$8,878
Less NOI at share from:
Dispositions	(3,912)	(3,912)	—	—	—
Development properties	(16,906)	(16,304)	—	(602)	—
Hotel Pennsylvania (permanently closed on April 5, 2021)	12,677	12,677	—	—	—
Other non-same store income, net	(12,795)	(3,917)	—	—	(8,878)
Same store NOI at share for the six months ended June 30, 2021	$478,739	$410,720	$36,519	$31,500	$—

Increase in same store NOI at share	$25,479	$20,678	$3,342	$1,459	$—

% increase in same store NOI at share	5.3%	5.0%	9.2%	4.6%	0.0%

- x -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE SIX MONTHS ENDED JUNE 30, 2022 COMPARED TO JUNE 30, 2021 (unaudited)
(Amounts in thousands)

	Total	New York	theMART	555 California Street	Other
NOI at share - cash basis for the six months ended June 30, 2022	$565,799	$481,595	$41,977	$33,215	$9,012
Less NOI at share - cash basis from:
Change in ownership interest in One Park Avenue	(8,609)	(8,609)	—	—	—
Dispositions	(3,645)	(3,645)	—	—	—
Development properties	(28,586)	(28,586)	—	—	—
Other non-same store income, net	(12,902)	(3,890)	—	—	(9,012)
Same store NOI at share - cash basis for the six months ended June 30, 2022	$512,057	$436,865	$41,977	$33,215	$—

NOI at share - cash basis for the six months ended June 30, 2021	$499,323	$421,744	$37,341	$30,807	$9,431
Less NOI at share - cash basis from:
Dispositions	(3,360)	(3,360)	—	—	—
Development properties	(17,579)	(16,977)	—	(602)	—
Hotel Pennsylvania (permanently closed on April 5, 2021)	12,723	12,723	—	—	—
Other non-same store income, net	(13,682)	(4,251)	—	—	(9,431)
Same store NOI at share - cash basis for the six months ended June 30, 2021	$477,425	$409,879	$37,341	$30,205	$—

Increase in same store NOI at share - cash basis	$34,632	$26,986	$4,636	$3,010	$—

% increase in same store NOI at share - cash basis	7.3%	6.6%	12.4%	10.0%	0.0%

- xi -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED JUNE 30, 2022 COMPARED TO MARCH 31, 2022 (unaudited)
(Amounts in thousands)

	Total	New York	theMART	555 California Street	Other
NOI at share for the three months ended June 30, 2022	$288,946	$248,092	$19,947	$16,724	$4,183
Less NOI at share from:
Dispositions	(1,628)	(1,628)	—	—	—
Development properties	(21,667)	(21,667)	—	—	—
Other non-same store income, net	(5,060)	(877)	—	—	(4,183)
Same store NOI at share for the three months ended June 30, 2022	$260,591	$223,920	$19,947	$16,724	$—

NOI at share for the three months ended March 31, 2022	$284,258	$243,667	$19,914	$16,235	$4,442
Less NOI at share from:
Dispositions	(1,807)	(1,807)	—	—	—
Development properties	(20,860)	(20,860)	—	—	—
Other non-same store income, net	(6,351)	(1,909)	—	—	(4,442)
Same store NOI at share for the three months ended March 31, 2022	$255,240	$219,091	$19,914	$16,235	$—

Increase in same store NOI at share	$5,351	$4,829	$33	$489	$—

% increase in same store NOI at share	2.1%	2.2%	0.2%	3.0%	0.0%

- xii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED JUNE 30, 2022 COMPARED TO MARCH 31, 2022 (unaudited)
(Amounts in thousands)

	Total	New York	theMART	555 California Street	Other
NOI at share - cash basis for the three months ended June 30, 2022	$284,671	$241,903	$21,541	$16,855	$4,372
Less NOI at share - cash basis from:
Dispositions	(1,715)	(1,715)	—	—	—
Development properties	(14,657)	(14,657)	—	—	—
Other non-same store income, net	(5,543)	(1,171)	—	—	(4,372)
Same store NOI at share - cash basis for the three months ended June 30, 2022	$262,756	$224,360	$21,541	$16,855	$—

NOI at share - cash basis for the three months ended March 31, 2022	$281,128	$239,692	$20,436	$16,360	$4,640
Less NOI at share - cash basis from:
Dispositions	(1,929)	(1,929)	—	—	—
Development properties	(13,929)	(13,929)	—	—	—
Other non-same store income, net	(6,991)	(2,351)	—	—	(4,640)
Same store NOI at share - cash basis for the three months ended March 31, 2022	$258,279	$221,483	$20,436	$16,360	$—

Increase in same store NOI at share - cash basis	$4,477	$2,877	$1,105	$495	$—

% increase in same store NOI at share - cash basis	1.7%	1.3%	5.4%	3.0%	0.0%

- xiii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF CONSOLIDATED DEBT, NET TO CONSOLIDATED CONTRACTUAL DEBT (unaudited)
(Amounts in thousands)

	As of June 30, 2022
	Consolidated Debt, Net	Deferred Financing Costs, Net and Other	Consolidated Contractual Debt
Mortgages payable	$5,834,275	$54,140	$5,888,415
Senior unsecured notes	1,190,812	9,188	1,200,000
$800 Million unsecured term loan	792,644	7,356	800,000
$2.5 Billion unsecured revolving credit facilities	575,000	—	575,000
	$8,392,731	$70,684	$8,463,415
- xiv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME TO EBITDAre (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2022
	2022	2021		2022	2021
Reconciliation of net income to EBITDAre (non-GAAP):
Net income	$68,903	$76,832	$53,375	$122,278	$103,825
Less net loss (income) attributable to noncontrolling interests in consolidated subsidiaries	826	(8,784)	(9,374)	(8,548)	(14,898)
Net income attributable to the Operating Partnership	69,729	68,048	44,001	113,730	88,927
EBITDAre adjustments at share:
Depreciation and amortization expense	141,498	118,925	139,315	280,813	243,239
Interest and debt expense	81,925	70,247	70,190	152,115	139,122
Income tax expense	3,749	2,862	7,591	11,340	4,857
Net gain on sale of real estate	(27,978)	(3,052)	(551)	(28,529)	(3,052)
EBITDAre at share	268,923	257,030	260,546	529,469	473,093
EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	15,303	19,850	23,897	39,200	36,753
EBITDAre (non-GAAP)	$284,226	$276,880	$284,443	$568,669	$509,846
- xv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF EBITDAre TO EBITDAre, AS ADJUSTED (unaudited)
(Amounts in thousands)
	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2022
	2022	2021		2022	2021
EBITDAre (non-GAAP)	$284,226	$276,880	$284,443	$568,669	$509,846

EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	(15,303)	(19,850)	(23,897)	(39,200)	(36,753)

Certain (income) expense items that impact EBITDAre:
Gain on sale of 220 CPS condominium unit(s) and ancillary amenities	(1,029)	(25,272)	(6,001)	(7,030)	(25,272)
Other	2,522	2,338	(549)	1,973	8,540
Total of certain (income) expense items that impact EBITDAre	1,493	(22,934)	(6,550)	(5,057)	(16,732)

EBITDAre, as adjusted (non-GAAP)	$270,416	$234,096	$253,996	$524,412	$456,361

- xvi -